                                                      1940 Act File No. 811-2145
                                                       1933 Act File No. 2-38910

                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /X/

                           Pre-Effective Amendment No.                       / /

                         Post-Effective Amendment No. 56                     /X/

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     /X/

                                Amendment No. 36                             /X/

                      LORD ABBETT BOND-DEBENTURE FUND, INC.
                      -------------------------------------
                Exact Name of Registrant as Specified in Charter

               90 Hudson Street Jersey City, New Jersey 07302-3973
               ---------------------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (800) 201-6984
                  --------------------------------------------

                      Christina T. Simmons, Vice President
               90 Hudson Street Jersey City, New Jersey 07302-3973
               ---------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

/ / immediately on filing pursuant to paragraph (b)

/ / on ____________ pursuant to paragraph (b)

/ / 60 days after filing pursuant to paragraph (a) (1)

/X/ on MAY 1, 2005 pursuant to paragraph (a) (1)

/ / 75 days after filing pursuant to paragraph (a) (2)

/ / on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

    / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

[LORD ABBETT LOGO]

                                                                          MAY 1,

                                                                          2005

                                                                      PROSPECTUS

    LORD ABBETT
      BOND-DEBENTURE FUND

  AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                        PAGE
              THE FUND

  What you should     Goal                                               2
       know about     Principal Strategy                                 2
         the Fund     Main Risks                                         3
                      Performance                                        5
                      Fees and Expenses                                  7
                      Additional Investment Information                  9
                      Management                                         12

              YOUR INVESTMENT

  Information for     Purchases                                          14
    managing your     Sales Compensation                                 27
     Fund account     Opening Your Account                               29
                      Redemptions                                        31
                      Distributions and Taxes                            32
                      Services For Fund Investors                        34

           FINANCIAL INFORMATION

                      Financial Highlights                               37

          ADDITIONAL INFORMATION

How to learn more     Back Cover
   about the Fund
        and other
Lord Abbett Funds

                                    THE FUND

GOAL

     The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL STRATEGY

     To pursue its goal, the Fund, under normal circumstances, will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in fixed income securities of various types. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. These securities may include: all types of bonds, debentures, mortgage-related and other asset-backed securities, HIGH-YIELD and INVESTMENT GRADE DEBT SECURITIES, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities. At least 20% of the Fund's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Fund may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company. The Fund may invest up to 20% of its net assets in foreign securities.

     We believe that a high total return (current income and capital appreciation) may be derived from an actively managed, diversified portfolio of investments. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, we attempt to reduce risks. We seek unusual values, using fundamental, bottom-up research to identify undervalued securities. In recent years, the

[SIDENOTE]

WE OR THE FUND OR BOND-DEBENTURE FUND refers to Lord Abbett Bond-Debenture Fund, Inc.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

HIGH-YIELD DEBT SECURITIES (sometimes called "lower-rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities may also be less liquid.

INVESTMENT GRADE DEBT SECURITIES are debt securities that are rated within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A,
Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

Under normal circumstances, the duration of the Fund's debt securities will be between three and seven years with an average maturity of five to twelve years.

                                                             BOND-DEBENTURE FUND

     Fund has found good value in high-yield debt securities, sometimes called "lower-rated bonds" or "junk bonds," and has invested more than half its assets in those securities. Higher yields on debt securities can be available during periods of high inflation when the demand for borrowed money is high. Also, buying lower-rated bonds when we believe the credit risk is likely to decrease may generate higher returns.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. Longer-term debt securities are usually more sensitive to interest rate changes. This means that the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price.

     High-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive. In times of economic uncertainty, these securities may decline in price, even when interest rates are falling. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations.

     The mortgage-related securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates. When interest rates are declining, the value of these securities with prepayment

                                                             BOND-DEBENTURE FUND

     features may not increase as much as other fixed income securities. The prepayment risk also will affect the price and volatility of a mortgage-related security.

     The value of the Fund's equity securities will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies issuing the securities. This may cause the Fund to produce poor performance relative to the other funds, including those that invest exclusively in fixed income securities.

     Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                               BOND-DEBENTURE FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

[CHART]

--------------------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

1994                               -3.9%
1995                              +17.5%
1996                              +11.2%
1997                              +12.7%
1998                               +4.8%
1999                               +3.9%
2000                               -0.9%
2001                               +4.9%
2002                               -1.1%
2003                              +20.3%

BEST QUARTER 2nd Q '03             +8.0%
WORST QUARTER 3rd Q '98            -5.0%

     The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

[SIDENOTE]

--------------------------------------------------------------------------------
Symbols: Class A - LBNDX
         Class B - LBNBX
         Class C - BDLAX
         Class P - LBNPX

                                                             BOND-DEBENTURE FUND

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A shares.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                   LIFE OF
SHARE CLASS                     1 YEAR     5 YEARS    10 YEARS     FUND(1)
Class A Shares
 Return Before Taxes             14.55%       4.13%       6.14%          -
 Return After Taxes
  on Distributions               11.78%       0.91%       2.66%          -
 Return After Taxes
  on Distributions and
  Sale of Fund Shares             9.31%       1.45%       2.97%          -
Class B Shares                   15.43%       4.35%          -        6.03%
Class C Shares                   19.43%       4.49%          -        6.18%
Class P Shares                   20.10%       5.29%          -        5.26%
Lehman Aggregate
Bond Index(2)                     4.10%       6.62%       6.95%       7.57%(3)
 (reflects no deduction
 for fees, expenses,
 or taxes)                                                            6.73%(4)
CSFB High Yield Index(2)         27.94%       6.44%       7.30%       7.09%(3)
 (reflects no deduction for
 fees, expenses, or taxes)                                            6.56%(4)

(1) The dates of inception for Class B shares, Class C shares, and Class P shares are 8/1/96, 7/15/96, and 8/21/98, respectively.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 7/31/96 to 12/31/03, to correspond with the Class B and Class C periods shown.

(4) Represents total returns for the period 8/31/98 to 12/31/03, to correspond with the Class P period shown.

[SIDENOTE]

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                                             BOND-DEBENTURE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------

                                        CLASS A       CLASS B(1)       CLASS C          CLASS P
SHAREHOLDER FEES (Fees paid directly
from your investment)
Maximum Sales
Charge on Purchases
(as a % of offering price)                 4.75%(2)         none          none             none
Maximum Deferred
Sales Charge
(See "Purchases")(3)                       none(4)          5.00%         1.00%(5)         none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets)
(as a % of average net assets)
Management Fees
(See "Management")                         0.45%            0.45%         0.45%            0.45%
Distribution and Service
(12b-1) Fees(6)                            0.36%            1.00%         1.00%            0.45%
Other Expenses                             0.19%            0.19%         0.19%            0.19%
Total Operating Expenses                   1.00%            1.64%         1.64%            1.09%

(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.

(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                             BOND-DEBENTURE FUND

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable contingent deferred sales charges) would be:

SHARE CLASS                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A Shares              $    572   $    778   $  1,001   $  1,641
Class B Shares              $    667   $    817   $  1,092   $  1,773
Class C Shares              $    267   $    517   $    892   $  1,944
Class P Shares              $    111   $    347   $    601   $  1,329

You would pay the following expenses if you did not redeem your shares:

                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A Shares              $    572   $    778   $  1,001   $  1,641
Class B Shares              $    167   $    517   $    892   $  1,773
Class C Shares              $    167   $    517   $    892   $  1,944
Class P Shares              $    111   $    347   $    601   $  1,329

ADDITIONAL INVESTMENT INFORMATION

     This section describes some investment techniques used by the Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks.

     FOREIGN SECURITIES. The Fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. In addition, the Fund may invest in less developed countries, sometimes referred to as emerging markets. The risks of investing in foreign markets are generally more severe in emerging markets.

     MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The mortgage- and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

     TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


     INFORMATION ON PORTFOLIO HOLDINGS. The Fund's Annual and Semi-Annual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q for its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available Fund portfolio commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or portfolio attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter or month at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Fund's policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.


MANAGEMENT


     BOARD OF DIRECTORS. The Board of Directors oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund's portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.

     INVESTMENT ADVISER. The Fund's investment adviser is Lord, Abbett & Co. LLC ("Lord Abbett"), which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $76 billion in more than 40 mutual fund portfolios and other advisory accounts as of February 27, 2004.

     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The fee is calculated daily and payable monthly as follows:

       .50 of 1% on the first $500 million in assets
       .45 of 1% on assets over $500 million

     For the fiscal year ended December 31, 2003, the fee paid to Lord Abbett was at an effective annual rate of .45 of 1%. In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. Christopher J. Towle, Partner and Investment Manager heads the team. Mr. Towle joined Lord Abbett in 1987, is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

                                 YOUR INVESTMENT

PURCHASES

     The Fund offers in this Prospectus four classes of shares: Classes A, B, C, and P. Each class represents investments in the same portfolio of securities, but each has different expenses, dividends and sales charges. Class A, B, and C shares are offered to any investor. Class P shares are offered to certain investors as described below. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Opening Your Account."


     We reserve the right to modify, restrict, or reject any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC (the "Distributor") determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

     PRICING OF SHARES. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on

[SIDENOTE]

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost. Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the exchange on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the exchange on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. stock indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.


     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.


     EXCESSIVE TRADING AND MARKET TIMING. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Fund's performance.

     The Fund's Board of Directors has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. We have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors, FINANCIAL INTERMEDIARIES that place orders on behalf of their clients, and other agents. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Lord Abbett has not adopted a particular rule-set for identifying undesirable trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, Lord Abbett generally will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity. We may modify these procedures from time to time.

[SIDENOTE]

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     If, based on these procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment (discussed further below), we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of the Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. If the investor elects to exchange or redeem Fund shares, the transaction may be subject to a contingent deferred sales charge ("CDSC") or result in tax consequences.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will identify all such practices or that some investors will not employ tactics designed to evade detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts they maintain with the Fund, the Distributor's ability to monitor these trades and/or to implement the procedures may be severely limited.

     Omnibus account arrangements are commonly used means for broker-dealers and other Financial Intermediaries, such as recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of the Fund's shares may be held through omnibus accounts. When shares are held through omnibus arrangements, (1) the Distributor may not have any or complete access to the underlying investor account information, and/or (2) the Financial Intermediaries may be unable to implement or support our procedures. In such cases, the Financial Intermediaries may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor the purchase and redemption activity through the overall omnibus account(s). If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary and request it to provide or review information on individual account transactions so that we or the Financial Intermediary may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary take appropriate action to curtail the activity and will work with the Financial Intermediary to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the excessive or short-term trading, we may consider whether to terminate the relationship. The nature of omnibus arrangements also may inhibit or prevent the Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.

     SHARE CLASSES. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your investment professional. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, and the length of time you plan to hold the investment. Class A shares are sold at the NAV per share, plus a front-end sales charge which may be reduced or eliminated for larger purchases as described below.

     Class B, C, and P shares are offered at the NAV per share with no front-end sales charge. Early redemptions of Class B and C shares, however, may be subject to a contingent deferred sales charge ("CDSC"). Class A shares normally have the lowest annual expenses while Class B and C shares have the highest annual expenses. Generally, Class A dividends will be higher than dividends of the other share classes. As a result, in many cases if you are investing $100,000 or more and plan to hold the shares for a long time, you may find Class A shares suitable for you because of the expected lower expenses and the reduced sales charges available. You should discuss purchase options with your investment professional.

     FOR MORE INFORMATION ON SELECTING A SHARE CLASS, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

     We reserve the right to withdraw all or any part of the offering made by this Prospectus, waive or change minimum investment requirements, and reject any purchase order. In particular, we reserve the right to reject or restrict any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market-timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. We have longstanding procedures in place to monitor investors, FINANCIAL INTERMEDIARIES that place orders on behalf of their clients, and other agents, and to prevent or stop such trading based on the number of transactions, amounts involved, past transactional activity, and our knowledge of current market activity, among other factors.

     All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

[SIDENOTE]

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

CLASS A   - normally offered with a front-end sales charge, which may be reduced or eliminated in certain circumstances

          - generally lowest annual expenses due to lower 12b-1 fees

CLASS B   - no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase

          - higher annual expenses than Class A shares due to higher 12b-1 fees

          - automatically converts to Class A shares after eight years

CLASS C   - no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase

          - higher annual expenses than Class A shares due to higher 12b-1 fees

CLASS P   - available only to certain investors

          - no front-end sales charge and no CDSC

          - lower annual expenses than Class B or Class C shares due to lower 12b-1 fees

--------------------------------------------------------------------------------
FRONT-END SALES CHARGES - CLASS A SHARES
--------------------------------------------------------------------------------

                                                                                MAXIMUM
                                                                  TO COMPUTE    DEALER'S
                                         AS A          AS A        OFFERING    CONCESSION
                                         % OF          % OF         PRICE        (% OF
                                       OFFERING        YOUR         DIVIDE      OFFERING
YOUR INVESTMENT                          PRICE      INVESTMENT      NAV BY       PRICE)
-----------------------------------------------------------------------------------------
Less than $50,000                       5.75%          6.10%        .9425         5.00%
$50,000 to $99,999                      4.75%          4.99%        .9525         4.00%
$100,000 to $249,999                    3.95%          4.11%        .9605         3.25%
$250,000 to $499,999                    2.75%          2.83%        .9725         2.25%
$500,000 to $999,999                    1.95%          1.99%        .9805         1.75%
$1,000,000                             No Sales
 and over                               Charge                     1.0000             +

+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

     REDUCING YOUR CLASS A SHARE FRONT-END SALES CHARGES. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced

[SIDENOTE]

PLEASE INFORM THE FUND OR YOUR FINANCIAL INTERMEDIARY AT THE TIME OF YOUR PURCHASE OF FUND SHARES IF YOU BELIEVE YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE.

     front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of ELIGIBLE FUNDS in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you or your Financial Intermediary must let the Fund know. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     - RIGHTS OF ACCUMULATION - A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any Eligible Fund already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase.

     - LETTER OF INTENTION - A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days.

     The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) a Retirement and Benefit Plan including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, SIMPLE IRA plan, SEP IRA plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to

[SIDENOTE]

ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

     which employer contributions are made; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in Individual Retirement Accounts ("IRAs"), as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE APPLICATION AND THE STATEMENT OF ADDITIONAL INFORMATION. THIS INFORMATION ALSO IS AVAILABLE AT www.LordAbbett.com.

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     - purchases of $1 million or more, *

     - purchases by RETIREMENT AND BENEFIT PLANS with at least 100 eligible employees, *

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, *

[SIDENOTE]

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 800-253-7299 for information about:

- Traditional, Rollover, Roth and Education IRAs

- Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

- Defined Contribution Plans

     - purchases made with dividends and distributions on Class A shares of another Eligible Fund,

     - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,

     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,

     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or

     - purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.

     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASES THAT QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

     * THESE CATEGORIES MAY BE SUBJECT TO A CDSC.

     DEALER CONCESSIONS ON CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Dealers may receive distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:

     - purchases of $1 million or more,

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, or

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases ("alliance arrangements").

--------------------------------------------------------------------------------
DEALER CONCESSION SCHEDULE - CLASS A SHARES
(FOR CERTAIN PURCHASES WITHOUT A FRONT-END SALES CHARGE)
--------------------------------------------------------------------------------

The dealer concession received is based on the amount of the Class A share investment as follows:

                                FRONT-END
CLASS A INVESTMENTS             SALES CHARGE*   DEALER'S CONCESSION
-------------------------------------------------------------------
First $5 million                None            1.00%
Next $5 million above that      None            0.55%
Next $40 million above that     None            0.50%
Over $50 million                None            0.25%

* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 24th month after the month in which the shares were initially purchased. For alliance arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.

     Dealers receive concessions expressed above on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares will be included for purposes of calculating the breakpoints in the Schedule above and the amount of the concessions payable with respect to the Class A shares investment. The Fund may not pay concessions with respect to alliance arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, the Fund will waive any CDSC that might otherwise have applied to any such purchase.

     Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

--------------------------------------------------------------------------------
CONTINGENT DEFERRED SALES CHARGE (CDSC)
--------------------------------------------------------------------------------

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

  1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

  2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)

  3. shares held the longest before the sixth anniversary of their purchase (Class B) or before the second anniversary after the month of their purchase (Class A) or before the first anniversary of their purchase (Class
     C)

     CLASS A SHARE CDSC. If you buy Class A shares of the Fund under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 24th month after the month in which you initially purchased those shares, the Fund normally will collect a CDSC of 1% and remit it to the fund in which you originally purchased the shares.

     The Class A share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death,

[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

       disability, retirement, separation from service or any excess distribution under Retirement and Benefit Plans (documentation may be required)

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds

     - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts

     CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

--------------------------------------------------------------------------------
CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF                     CONTINGENT DEFERRED SALES
THE DAY ON WHICH                      CHARGE ON REDEMPTION
THE PURCHASE ORDER                    (AS % OF AMOUNT SUBJECT
WAS ACCEPTED                          TO CHARGE)
On                        Before
                          1st                 5.0%
1st                       2nd                 4.0%
2nd                       3rd                 3.0%
3rd                       4th                 3.0%
4th                       5th                 2.0%
5th                       6th                 1.0%
on or after the 6th(2)                        None

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

     The Class B share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any

[SIDENOTE]

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

       excess contribution or distribution under Retirement and Benefit Plans (documentation may be required)

     - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     - death of the shareholder

     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCs WITH RESPECT TO CLASS B SHARES.

     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.


     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders; and (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.


SALES COMPENSATION

     As part of its plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

     As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Fund. Service compensation originates from

[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by the Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

     12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE           CLASS A   CLASS B    CLASS C    CLASS P
-----------------------------------------------------
Service           .25%      .25%       .25%       .20%
Distribution      .10%*     .75%       .75%       .25%

* Class A shares also pay a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

     The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we will not require payment of any otherwise applicable CDSC.

     ADDITIONAL CONCESSIONS TO AUTHORIZED INSTITUTIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett or Lord Abbett Distributor's own resources or from distribution fees received from the Fund and may be made in the form of cash, or, if permitted, non-cash payments. The non-cash payments may include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares or shares of other Lord Abbett-sponsored funds.

     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

OPENING YOUR ACCOUNT

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including the Fund to obtain, verify, and record information that identifies each person who opens an account. What this means for you - when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     MINIMUM INITIAL INVESTMENT

     - Regular Account                                  $ 1,000

     - Individual Retirement Accounts and
       403(b) Plans under the Internal Revenue Code     $   250

     - Uniform Gift to Minor Account                    $   250

     - Invest-A-Matic                                   $   250

     No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. You should note that your purchases and other transactions will be subject to review on an ongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     LORD ABBETT BOND-DEBENTURE FUND, INC.
     P.O. Box 219336
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to the Fund must contain: (1) a completed application with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Fund at 800-821-5129.

     BY EXCHANGE. Please call the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," or "Class C Share CDSC."

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

[SIDENOTE]

SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 25 shares if it is in the Fund's best interest to do so.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     - a redemption for $50,000 or more.

     REDEMPTIONS IN KIND. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

     The Fund expects to pay you dividends from its net investment income annually and to distribute any net capital gains annually as "capital gains distributions."

     Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct the Fund to pay your distributions in cash, and the Post Office is unable to

[SIDENOTE]

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of an estate -

  Robert A. Doe
  Executor of the Estate of
  John W. Doe

[Date]

[SEAL]

- In the case of a corporation -
  ABC Corporation

  Mary B. Doe

  By Mary B. Doe, President
  [Date]

[SEAL]
     deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.

     The Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that the Fund receives may be subject to a reduced tax rate if you meet the holding period requirement. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129.

--------------------------------------------------------------------------------
FOR INVESTING

INVEST-A-MATIC       You can make fixed, periodic investments ($250 initial and
(Dollar-cost         $50 subsequent minimum) into your Fund account by means of
averaging)           automatic money transfers from your bank checking account.
                     See the Application for instructions.

DIV-MOVE You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

SYSTEMATIC           You can make regular withdrawals from most Lord
WITHDRAWAL PLAN      Abbett-sponsored funds. Automatic cash withdrawals will be
("SWP")              paid to you from your account in fixed or variable amounts.
                     To establish a SWP, the value of your shares for Class A or
                     Class C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of a SWP established for Retirement and Benefit Plans, for which there is no minimum. Your shares must be in
                     non-certificate form.

CLASS B SHARES       The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your
                     SWP request. For Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in
                     this situation.

CLASS B AND          Redemption proceeds due to a SWP for Class B and Class C
CLASS C SHARES       shares will be redeemed in the order described under "CDSC"
                     under "Purchases."
--------------------------------------------------------------------------------

     OTHER SERVICES

     TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.

     REINVESTMENT PRIVILEGE. If you redeem shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name,

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to reject or restrict any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

     the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

                                                             BOND-DEBENTURE FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.


--------------------------------------------------------------------------------

                                                                        CLASS A SHARES
                                           ------------------------------------------------------------------------
                                                                       YEAR ENDED 12/31
PER SHARE OPERATING PERFORMANCE                2003           2002           2001           2000           1999
NET ASSET VALUE, BEGINNING OF YEAR         $       7.19   $       7.91   $       8.23   $       9.05   $       9.45
INVESTMENT OPERATIONS
 Net investment income(a)                           .48            .55            .65            .68            .75
 Net realized and unrealized gain (loss)            .92           (.64)          (.26)          (.75)          (.40)
TOTAL FROM INVESTMENT OPERATIONS                   1.40           (.09)           .39           (.07)           .35
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                             (.50)          (.58)          (.67)          (.75)          (.75)
 Paid-in capital                                   (.03)          (.05)          (.04)            --             --
TOTAL DISTRIBUTIONS                                (.53)          (.63)          (.71)          (.75)          (.75)
NET ASSET VALUE, END OF YEAR               $       8.06   $       7.19   $       7.91   $       8.23   $       9.05
TOTAL RETURN(b)                                   20.28%         (1.08)%         4.86%          (.86)%         3.91%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense
  reductions                                       1.00%          1.00%          1.02%          1.00%           .92%
 Expenses, excluding expense
  reductions                                       1.00%          1.00%          1.02%          1.01%           .92%
 Net investment income                             6.31%          7.51%          7.96%          7.88%          8.17%

--------------------------------------------------------------------------------

                                                                       YEAR ENDED 12/31
                                           ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                             2003           2002           2001           2000           1999
NET ASSETS, END OF YEAR (000)              $  4,497,233   $  3,048,301   $  2,500,544   $  2,065,319   $  2,328,531
PORTFOLIO TURNOVER RATE                           40.96%         37.03%         55.44%         66.03%         67.93%

                                                             BOND-DEBENTURE FUND

--------------------------------------------------------------------------------

                                                                        CLASS B SHARES
                                           ------------------------------------------------------------------------
                                                                       YEAR ENDED 12/31
PER SHARE OPERATING PERFORMANCE                2003           2002           2001           2000           1999
NET ASSET VALUE, BEGINNING OF YEAR         $       7.20   $       7.92   $       8.23   $       9.05   $       9.44
INVESTMENT OPERATIONS
 Net investment income(a)                           .43            .51            .60            .63            .69
 Net realized and unrealized gain (loss)            .92           (.65)          (.25)          (.76)          (.39)
TOTAL FROM INVESTMENT OPERATIONS                   1.35           (.14)           .35           (.13)           .30
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                             (.46)          (.53)          (.63)          (.69)          (.69)
 Paid-in capital                                   (.03)          (.05)          (.03)            --             --
TOTAL DISTRIBUTIONS                                (.49)          (.58)          (.66)          (.69)          (.69)
NET ASSET VALUE, END OF YEAR               $       8.06   $       7.20   $       7.92   $       8.23   $       9.05
TOTAL RETURN(b)                                   19.43%         (1.67)%         4.29%         (1.52)%         3.29%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense
  reductions                                       1.64%          1.65%          1.63%          1.61%          1.60%
 Expenses, excluding expense
  reductions                                       1.64%          1.65%          1.63%          1.62%          1.60%
 Net investment income                             5.67%          6.86%          7.35%          7.26%          7.49%

--------------------------------------------------------------------------------

                                                                       YEAR ENDED 12/31
                                           ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                             2003           2002           2001           2000           1999
NET ASSETS, END OF YEAR (000)              $  1,861,920   $  1,294,955   $  1,105,501   $    786,786   $    840,533
PORTFOLIO TURNOVER RATE                           40.96%         37.03%         55.44%         66.03%         67.93%

                                                             BOND-DEBENTURE FUND

--------------------------------------------------------------------------------

                                                                        CLASS C SHARES
                                           ------------------------------------------------------------------------
                                                                       YEAR ENDED 12/31
PER SHARE OPERATING PERFORMANCE                2003           2002           2001           2000           1999
NET ASSET VALUE, BEGINNING OF YEAR         $       7.21   $       7.93   $       8.24   $       9.06   $       9.46
INVESTMENT OPERATIONS
 Net investment income(a)                           .43            .51            .60            .63            .69
 Net realized and unrealized gain (loss)            .92           (.64)          (.25)          (.76)          (.40)
TOTAL FROM INVESTMENT OPERATIONS                   1.35           (.13)           .35           (.13)           .29
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                             (.46)          (.54)          (.63)          (.69)          (.69)
 Paid-in capital                                   (.03)          (.05)          (.03)            --             --
TOTAL DISTRIBUTIONS                                (.49)          (.59)          (.66)          (.69)          (.69)
NET ASSET VALUE, END OF YEAR               $       8.07   $       7.21   $       7.93   $       8.24   $       9.06
TOTAL RETURN(b)                                   19.43%         (1.58)%         4.29%         (1.52)%         3.17%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense
  reductions                                       1.64%          1.59%          1.62%          1.65%          1.60%
 Expenses, excluding expense
  reductions                                       1.64%          1.59%          1.62%          1.66%          1.60%
 Net investment income                             5.67%          6.92%          7.36%          7.26%          7.49%

--------------------------------------------------------------------------------

                                                                       YEAR ENDED 12/31
                                           ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                             2003           2002           2001           2000           1999
NET ASSETS, END OF YEAR (000)              $  1,593,650   $    905,629   $    662,848   $    483,885   $    557,149
PORTFOLIO TURNOVER RATE                           40.96%         37.03%         55.44%         66.03%         67.93%

                                                             BOND-DEBENTURE FUND

--------------------------------------------------------------------------------

                                                                        CLASS P SHARES
                                           ------------------------------------------------------------------------
                                                                       YEAR ENDED 12/31
PER SHARE OPERATING PERFORMANCE                2003           2002           2001           2000           1999
NET ASSET VALUE, BEGINNING OF YEAR         $       7.29   $       8.02   $       8.33   $       9.05   $       9.45
INVESTMENT OPERATIONS
 Net investment income(a)                           .48            .55            .64            .67            .73
 Net realized and unrealized gain (loss)            .93           (.65)          (.24)          (.65)          (.39)
TOTAL FROM INVESTMENT OPERATIONS                   1.41           (.10)           .40            .02            .34
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                             (.50)          (.58)          (.67)          (.74)          (.74)
 Paid-in capital                                   (.03)          (.05)          (.04)            --             --
TOTAL DISTRIBUTIONS                                (.53)          (.63)          (.71)          (.74)          (.74)
NET ASSET VALUE, END OF YEAR               $       8.17   $       7.29   $       8.02   $       8.33   $       9.05
TOTAL RETURN(b)                                   20.10%         (1.19)%         4.90%           .06%          3.86%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense
  reductions                                       1.09%          1.10%          1.08%          1.06%          1.05%
 Expenses, excluding expense
  reductions                                       1.09%          1.10%          1.08%          1.07%          1.05%
 Net investment income                             6.22%          7.41%          7.88%          7.83%          8.10%

--------------------------------------------------------------------------------

                                                                       YEAR ENDED 12/31
                                           ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                             2003           2002           2001           2000           1999
NET ASSETS, END OF YEAR (000)              $     60,848   $     18,736   $      7,017   $      1,385   $        229
PORTFOLIO TURNOVER RATE                           40.96%         37.03%         55.44%         66.03%         67.93%

(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

TO OBTAIN INFORMATION:            ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder       More information on the Fund is available
account inquiries call the          free upon request, including the following:
Fund at: 800-821-5129. For
literature requests call the
Fund at: 800-874-3733.

BY MAIL. Write to the Fund at:      ANNUAL/SEMI-ANNUAL REPORT
The Lord Abbett Family of
Funds                               The Fund's Annual and Semi-Annual Reports
90 Hudson Street                    contain more information about the Fund's
Jersey City, NJ 07302-3973          investments and performance. The Annual
                                    Report also includes details about the
VIA THE INTERNET.                   market conditions and investment strategies
LORD, ABBETT & CO. LLC              that had a significant effect on the Fund's
www.LordAbbett.com                  performance during the last fiscal year.

Text only versions of Fund          STATEMENT OF ADDITIONAL INFORMATION ("SAI")
documents can be viewed online
or downloaded from the SEC:         Provides more details about the Fund and its
www.sec.gov.                        policies. A current SAI is on file with the
                                    Securities and Exchange Commission ("SEC")
You can also obtain copies by       and is incorporated by reference (is legally
visiting the SEC's Public           considered part of this prospectus).
Reference Room in Washington,
DC (phone 202-942-8090) or by
sending your request and a
duplicating fee to the SEC's
Public Reference Section,
Washington, DC 20549-0102 or
by sending your request
electronically to
publicinfo@sec.gov.


[LORD ABBETT(R) LOGO]


  Lord Abbett Mutual Fund shares    Lord Abbett Bond-Debenture Fund, Inc.  LABDF-ED-1
        are distributed by:                                                  (5/05)
    LORD ABBETT DISTRIBUTOR LLC
        90 Hudson Street -
Jersey City, New Jersey 07302-3973

                              SEC FILE NUMBERS: 811-2145

[LORD ABBETT LOGO]


                                                                          MAY 1,
                                                                           2005
                                                                      PROSPECTUS
                                                                  CLASS Y SHARES


      LORD ABBETT
      BOND-DEBENTURE FUND

  AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                       PAGE
                      THE FUND

       What you should      Goal                                         2
  know about the Fund       Principal Strategy                           2
                            Main Risks                                   3
                            Performance                                  5
                            Fees and Expenses                            7
                            Additional Investment Information            8
                            Management                                   11

                      YOUR INVESTMENT

       Information for      Purchases                                    13
              managing      Redemptions                                  20
             your Fund      Distributions and Taxes                      22
               account      Services For Fund Investors                  23

                FINANCIAL INFORMATION

                            Financial highlights                         24

               ADDITIONAL INFORMATION

        How to learn more   Back Cover
      about the Fund and
        other Lord Abbett
                    Funds

GOAL

     The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL STRATEGY

     To pursue its goal, the Fund, under normal circumstances, will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in fixed income securities of various types. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. These securities may include: all types of bonds, debentures, mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities. At least 20% of the Fund's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Fund may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company. The Fund may invest up to 20% of its net assets in foreign securities.

     We believe that a high total return (current income and capital appreciation) may be derived from an actively managed, diversified portfolio of investments. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, we attempt to reduce risks. We seek unusual values, using fundamental, bottom-up research to identify undervalued securities. In recent years, the

[SIDENOTE]

--------------------------------------------------------------------------------
WE OR THE FUND OR BOND-DEBENTURE FUND refers to Lord Abbett Bond-Debenture Fund, Inc.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

     Fund has found good value in HIGH-YIELD DEBT SECURITIES, sometimes called "lower-rated bonds" or "junk bonds," and has invested more than half its assets in those securities. Higher yields on debt securities can be available during periods of high inflation when the demand for borrowed money is high. Also, buying lower-rated bonds when we believe the credit risk is likely to decrease may generate higher returns.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. Longer-term debt securities are usually more sensitive to interest rate changes. This means that the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price.

     High-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive. In times of economic uncertainty, these securities may decline in price, even when interest rates are falling. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations.

[SIDENOTE]

HIGH-YIELD DEBT SECURITIES (sometimes called "lower-rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities may also be less liquid.

INVESTMENT GRADE DEBT SECURITIES are debt securities that are rated within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A,
Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

Under normal circumstances, the duration of the Fund's debt securities will be between three and seven years with an average maturity of five to twelve years.

                                                             BOND-DEBENTURE FUND

     The mortgage-related securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. The prepayment risk also will affect the price and volatility of a mortgage-related security.

     The value of the Fund's equity securities will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies issuing the securities. This may cause the Fund to produce poor performance relative to the other funds, including those that invest exclusively in fixed income securities.

     Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                      --------------------------
                                  BOND-DEBENTURE FUND Symbols: Class Y - LBNYX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

--------------------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR) - CLASS Y SHARES
--------------------------------------------------------------------------------

1999                               4.3%
2000                              -0.6%
2001                               5.4%
2002                              -0.7%
2003                              20.6%

BEST QUARTER 2nd Q '03             7.9%
WORST QUARTER 2nd Q '02           -3.8%

     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests.

     The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are

                                                             BOND-DEBENTURE FUND

     not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                       LIFE OF
SHARE CLASS                                    1 YEAR      5 YEAR      FUND(1)
Class Y Shares
 Return Before Taxes                             20.58%       5.53%       4.88%
 Return After Taxes
  on Distributions                               17.50%       2.10%       1.49%
 Return After Taxes
  on Distributions and
  Sale of Fund Shares                            13.19%       2.52%       1.98%
Lehman Aggregate Bond Index(2)                    4.10%       6.62%       6.99%(3)
 (reflects no deduction for
 fees, expenses, or taxes)
CSFB High Yield Index(2)                         27.94%       6.44%       5.14%(3)
 (reflects no deduction for
 fees, expenses, or taxes)

(1)  The date of inception for Class Y shares is 3/27/98.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.
(3) Represents total return for the period 3/31/98 to 12/31/03, to correspond with the Class Y period shown.

[SIDENOTE]

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                                             BOND-DEBENTURE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
 Fee Table
--------------------------------------------------------------------------------

                                                                      CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                                none
Maximum Deferred Sales Charge                                             none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")                                        0.45%
Other Expenses(1)                                                         0.19%
Total Operating Expenses(1)                                               0.64%

(1) These expenses have been restated from fiscal year amounts to reflect estimated current fees.

--------------------------------------------------------------------------------
 EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHARE CLASS                             1 YEAR       3 YEARS      5 YEARS     10 YEARS
Class Y Shares                        $       65   $      205   $      357   $      798

[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's Investment management

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

ADDITIONAL INVESTMENT INFORMATION

     This section describes some investment techniques used by the Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks.

     FOREIGN SECURITIES. The Fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. In addition, the Fund may invest in less developed countries, sometimes referred to as emerging markets. The risks of investing in foreign markets are generally more severe in emerging markets.

     MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The mortgage- and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

     TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


     INFORMATION ON PORTFOLIO HOLDINGS. The Fund's Annual and Semi-Annual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q for its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available Fund portfolio commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or portfolio attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter or month at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Fund's policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.


MANAGEMENT


     BOARD OF DIRECTORS. The Board of Directors oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund's portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.

     INVESTMENT ADVISER. The Fund's investment adviser is Lord, Abbett & Co. LLC ("Lord Abbett"), which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $76 billion in more than 40 mutual fund portfolios and other advisory accounts as of February 27, 2004.


     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The fee is calculated daily and payable monthly as follows:

     .50 of 1% on the first $500 million in assets

     .45 of 1% on assets over $500 million

     For the fiscal year ended December 31, 2003, the fee paid to Lord Abbett was at an effective annual rate of .45 of 1%. In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. Christopher J. Towle, Partner and Investment Manager heads the team. Mr. Towle joined Lord Abbett in 1987, is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

                                 YOUR INVESTMENT

PURCHASES

     CLASS Y SHARES. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information see below. No sales charges apply.


     We reserve the right to modify, restrict, or reject any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC (the "Distributor") determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

     PRICING OF SHARES. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after a Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices

[SIDENOTE]

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost. Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the exchange on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the exchange on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. stock indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value Your Investmentthat could be realized upon the sale of that security.


     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.


     EXCESSIVE TRADING AND MARKET TIMING. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Fund's performance.

     The Fund's Board of Directors has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. We have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors, FINANCIAL INTERMEDIARIES that place orders on behalf of their clients, and other agents. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Lord Abbett has not adopted a particular rule-set for identifying undesirable trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, Lord Abbett generally will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity. We may modify these procedures from time to time.

     If, based on these procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment (discussed further below), we will place a block on all further purchases or exchanges of the

[SIDENOTE]

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     Fund's shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of the Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. If the investor elects to exchange or redeem Fund shares, the transaction may be subject to a contingent deferred sales charge ("CDSC") or result in tax consequences.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will identify all such practices or that some investors will not employ tactics designed to evade detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts they maintain with the Fund, the Distributor's ability to monitor these trades and/or to implement the procedures may be severely limited.

     Omnibus account arrangements are commonly used means for broker-dealers and other Financial Intermediaries, such as recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of the Fund's shares may be held through omnibus accounts. When shares are held through omnibus arrangements, (1) the Distributor may not have any or complete access to the underlying investor account information, and/or (2) the Financial Intermediaries may be unable to implement or support our procedures. In such cases, the Financial Intermediaries may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor the purchase and redemption activity through the overall omnibus account(s). If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary and request it to provide or review information on individual account transactions so that we or the Financial Intermediary may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary take appropriate action to curtail the activity and will work with the Financial Intermediary to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the excessive or short-term trading, we may consider whether to terminate the relationship. The nature of omnibus arrangements also may inhibit or prevent the Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.

     We reserve the right to withdraw all or any part of the offering made by this Prospectus, waive or change minimum investment requirements, and reject any purchase order. In particular, we reserve the right to reject or restrict any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders.


     All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

     WHO MAY INVEST? Class Y shares are currently available in connection with:

     (1) purchases by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or

[SIDENOTE]


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor LLC specifically for such purchases; (2) purchases by the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; or (3) purchases by institutional investors, such as retirement plans ("Plans"), companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million, that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

     HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our principal underwriter. Place your order with your investment dealer or send the money to the Fund (P.O. Box 219366, Kansas City, Missouri 64121). The minimum initial investment is $1 million, except for (1) certain purchases through Financial Intermediaries that charge a fee for services that include investment advisory or management services, and (2) purchases by Plans meeting the eligibility requirements described in the preceding paragraph, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including the Fund to obtain, verify, and record information that identifies each person or entity that opens an account. What this means for you - when you open an account, we will require your name, address, date and place of organization or date of birth, Taxpayer Identification Number or Social Security Number, and we may ask for other information that will allow us to identify you. We also will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we will verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

     BUYING SHARES BY WIRE. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, Routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City, routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.

REDEMPTIONS

     Redemptions of each Funds' shares are executed at the NAV next determined after a Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide a Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129.

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number, and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -  a redemption for $50,000 or more.

     BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028, Institutional Trading Dept. (minimum wire:
     $1,000). Your wire redemption request must be received by a Fund before the close of the NYSE for money to be wired on the next business day.

     REDEMPTIONS IN KIND. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

[SIDENOTE]

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-  In the case of an estate -

   Robert A. Doe
   Executor of the Estate of
   John W. Doe

   [Date]

[SEAL]

-  In the case of a corporation - ABC Corporation

   Mary B. Doe

   By Mary B. Doe, President

   [Date]

[SEAL]

DISTRIBUTIONS AND TAXES

     The Fund expects to pay you dividends from its net investment income monthly and to distribute any net capital gains annually as "capital gains distributions."

     Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. The Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that the Fund receives may be subject to a reduced tax rate if you meet the holding period requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     We offer the following shareholder services:

     TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any ELIGIBLE FUND among the Lord Abbett-sponsored funds.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219366, Kansas City, MO 64121.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

[SIDENOTE]

EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to reject or restrict any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

                                                             BOND-DEBENTURE FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.


                                                                       CLASS Y SHARES
                                           ----------------------------------------------------------------------
                                                                      YEAR ENDED 12/31
PER SHARE OPERATING PERFORMANCE               2003           2002           2001           2000           1999
NET ASSET VALUE, BEGINNING OF YEAR         $     7.18     $     7.90     $     8.21     $     9.04     $     9.44
INVESTMENT OPERATIONS
 Net investment income(a)                         .51            .58            .68            .71            .78
 Net realized and unrealized gain (loss)          .91           (.64)          (.24)          (.76)          (.40)
TOTAL FROM INVESTMENT OPERATIONS                 1.42           (.06)           .44           (.05)           .38
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                           (.53)          (.61)          (.71)          (.78)          (.78)
 Paid-in capital                                 (.03)          (.05)          (.04)            --             --
TOTAL DISTRIBUTIONS                              (.56)          (.66)          (.75)          (.78)          (.78)
NET ASSET VALUE, END OF YEAR               $     8.04     $     7.18     $     7.90     $     8.21     $     9.04
TOTAL RETURN(b)                                 20.58%          (.66)%         5.44%          (.61)%         4.27%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions           .64%           .65%           .63%           .61%           .60%
 Expenses, excluding expense reductions           .64%           .65%           .63%           .62%           .60%
 Net investment income                           6.67%          7.86%          8.36%          8.26%          8.52%

                                                                      YEAR ENDED 12/31
                                           ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                            2003           2002           2001           2000           1999
NET ASSETS, END OF YEAR (000)              $  181,603     $   68,691     $   44,931     $   43,884     $   51,181
PORTFOLIO TURNOVER RATE                         40.96%         37.03%         55.44%         66.03%         67.93%

(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

TO OBTAIN INFORMATION:            ADDITIONAL INFORMATION
BY TELEPHONE. For shareholder
account inquiries call the Fund        More information on the Fund is available
at: 800-821-5129. For literature       free upon request, including the
requests call the Fund at:             following:
800-874-3783.
                                       ANNUAL/SEMI-ANNUAL REPORT

BY MAIL. Write to the Fund at          The Fund's Annual and Semi-Annual Reports
The Lord Abbett Family of Funds        contain more information about the Fund's
90 Hudson Street                       investments and performance. The Annual
Jersey City, NJ 07302-3973             Report also includes details about the
                                       market conditions and investment
VIA THE INTERNET.                      strategies that had a significant effect
LORD, ABBETT & CO. LLC                 on the Fund's performance during the last
www.LordAbbett.com                     fiscal year.

Text only versions of Fund             STATEMENT OF ADDITIONAL INFORMATION ("SAI")
documents can be viewed online or      Provides more details about the Fund and its
downloaded directly from the SEC:      policies. A current SAI is on file with the
www.sec.gov.                           Securities and Exchange Commission ("SEC")
                                       and is incorporated by reference (is legally
You can also obtain copies by          considered part of this prospectus).
visiting the SEC's Public
Reference Room in Washington, DC
(phone 202-942-8090) or by sending
your request and a duplicating fee
to the SEC's Public Reference
Section, Washington, DC 20549-0102
or by sending your request
electronically to
publicinfo@sec.gov.


[LORD ABBETT(R) LOGO]


  Lord Abbett Mutual Fund shares    LORD ABBETT BOND DEBENTURE FUND, INC.
        are distributed by:                                              LABDY-1
    LORD ABBETT DISTRIBUTOR LLC                                           (5/05)
        90 Hudson Street -
Jersey City, New Jersey 07302-3973


                           SEC FILE NUMBERS: 811-2145

LORD ABBETT


STATEMENT OF ADDITIONAL INFORMATION                                  MAY 1, 2005


                      LORD ABBETT BOND-DEBENTURE FUND, INC.
                             (CLASS A, B, C, AND P)

This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett Bond-Debenture Fund, Inc. (the "Fund") dated May 1, 2005.

Shareholder account inquiries should be made by directly contacting the Fund or by calling 800-821-5129. The Annual Report to Shareholders contains additional performance information and is available without charge, upon request by calling 800-874-3733. In addition, you can make inquiries through your dealer.


                 TABLE OF CONTENTS                                       PAGE
          1.     Fund History
          2.     Investment Policies
          3.     Management of the Fund
          4.     Control Persons and Principal Holders of Securities
          5.     Investment Advisory and Other Services
          6      Brokerage Allocations and Other Practices
          7.     Classes of Shares
          8.     Purchases, Redemptions, and Pricing
          9.     Taxation of the Fund
          10.    Underwriter
          11.    Performance
          12.    Financial Statements
                 Appendix A - Fund's Portfolio Information Receipients
                 Appendix B - Proxy Voting Policies and Procedures
                 Appendix C -Corporate Bond Ratings

                                       1.
                                  FUND HISTORY

Lord Abbett Bond-Debenture Fund, Inc. is a diversified open-end investment management company registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund was organized in 1970 and was incorporated under Maryland law on January 23, 1976. The Fund has 2,000,000,000 shares of authorized capital stock, $0.001 par value, consisting of five classes of shares: Class A, Class B, Class C, Class P, and Class Y. The Board of Directors (the "Board") will allocate these authorized shares of capital stock among the classes from time to time. Only the Fund's Class A, B, C, and P shares are offered in this SAI. The Fund's Class Y shares are described in a separate statement of additional information.

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund's investment objective in the Prospectus cannot be changed without approval of a majority of the Fund's outstanding shares. The Fund is also subject to the following investment restrictions that cannot be changed without approval of a majority the Fund's outstanding shares.

The Fund may not:

       (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) it may purchase securities on margin to the extent permitted by applicable law;

       (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law);

       (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

       (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

       (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein) or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

       (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of such issuer;

       (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

       (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with the investment restrictions will be determined at the time of purchase or sale of the security, except in the case of the first restriction with which the Fund must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board without shareholder approval.

The Fund may not:

       (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

       (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), determined by Lord Abbett to be liquid, subject to the oversight of the Board;

       (3) invest in the securities of other investment companies except to the extent permitted by applicable law (the Fund may not rely on Sections 12(d)(1)(F) and (d)(1)(G) of the Act;

       (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange or a major foreign exchange);

       (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

       (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and SAI, as they may be amended from time to time;

       (7) buy from or sell to any of the Fund's officers, directors, employees, or its investment adviser or any of the adviser's officers, partners, or employees, any securities other than the Fund's shares; or

       (8) invest more than 10% of the market value of its gross assets at the time of investment in debt securities that are in default as to interest or principal.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.

PORTFOLIO TURNOVER RATE. For the fiscal year ended December 31, 2003, the portfolio turnover rate was 40.96% versus 37.03% for the prior year.

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS, AND TECHNIQUES. The following section provides further information on certain types of investments and investment techniques that may be used by the Fund, including their associated risks.

BORROWING MONEY. The Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If the Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains on capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stock or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such case, a convertible security may lose much or all of its value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States., including increased market, liquidity, currency, political, information, and other risks. ADRs are not considered to be foreign securities for purposes of the Fund's limitation on investments in foreign securities.

FOREIGN SECURITIES. The Fund may invest in foreign securities in accordance with its investment objectives and policies. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

       - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

       - Brokerage commissions, custodial services, and other costs relative to investment in foreign securities markets generally are more expensive than in the U.S.

       - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

       - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

       - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

       - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

       - Foreign securities may trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

       - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although the Fund has no current intention of doing so, the Fund may engage in futures and options on futures transactions in accordance with its investment objective and policies.

Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

The Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund may not purchase or sell futures contracts or options on futures contracts on a CFTC regulated exchange for non bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

       - While the Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.

       - Because perfect correlation between a futures position and a portfolio position that the Fund intends to hedge is impossible to achieve; a hedge may not work as intended, and the Fund may thus be exposed to additional risk of loss.

       - The loss that the Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

       - Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund's net asset value.

       - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.

       - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

       - The counterparty to an OTC contract may fail to perform its obligations under the contract.

HIGH-YIELD OR LOWER-RATED DEBT SECURITIES. The Fund may invest substantially all of its assets in high-yield debt securities. High-yield debt securities (also referred to as "lower-rated debt securities" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield, but entail greater risks, than investment grade debt securities. When compared to investment grade debt securities, high-yield debt securities:

       - have a higher risk of default and their prices can be much more volatile due to lower liquidity;
       -   tend to be less sensitive to interest rate changes; and
       - pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of this market, especially during periods of economic recession.

Since the risk of default is higher among high-yield debt securities, Lord Abbett's research and analyses are an important ingredient in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Fund seeks to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur. The Fund does not have any minimum rating criteria applicable to the fixed income securities in which it invests.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

       -   Domestic and foreign securities that are not readily marketable;
       - Repurchase agreements and time deposits with a notice or demand period of more than seven days; and
       - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies subject to limitations prescribed by the Act, except the Fund cannot rely on Sections 12(d)(1)(F) and (G). These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the Fund and will be subject to substantially the same risks.

The Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. The Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices in accordance with its investment objective and policies. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, the Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). The Fund also may enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. The Fund may write covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. The Fund may use options for hedging or cross hedging purposes or to seek to increase total return (which is considered a speculative activity). If the investment manager is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund's portfolio securities, the Fund may incur losses. The use of options can also increase the Fund's transaction costs.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. In accordance with its investment objective and policies, the Fund may invest in mortgage-related securities and also may invest in other asset-backed securities in connection with public or private offerings, or secondary market transactions. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. The principal governmental guarantor of mortgage-related securities is the "GNMA." GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

Government-related guarantors (I.E., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Both are government-sponsored corporations owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are issued in multiple classes, each bearing a different stated maturity. Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.

MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls depend upon the Fund's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and another involving a sale. As a result, the use of mortgage dollar rolls significantly increases the Fund's portfolio turnover.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Fund to lose money. The value of a PO class generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon bearing bonds of the same maturity.

OTHER ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. In addition to prepayment risks, these securities present credit risks that are not inherent in mortgage-related securities.

PREFERRED STOCK, WARRANTS AND RIGHTS. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond owners and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than markets for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative, and may result in a total loss of the money invested.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises, ("U.S. Government Securities") having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. The Fund will attempt to minimize this risk by managing its duration. The Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.

SECURITIES LENDING. The Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of the Fund's total assets. Securities loans will be collateralized by cash or U.S. Government Securities or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned. The Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund.

By lending portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.

SHORT SALES. The Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. The Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

STRUCTURED SECURITIES. The Fund may invest up to 5% of its net assets in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of specific underlying securities, currencies, interest rates, commodities, indices, credit default swaps, or other financial indicators (the "Reference"), or to relative changes in two or more References. The interest rate or principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference or certain specified events. Structured securities may be positively or negatively indexed with the result that the appreciation of the Reference may produce an increase or decrease in the interest rate or the value of the security at maturity. The Fund typically may use these securities as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Structured securities may present additional risks that are different from those associated with a direct investment in fixed-income or equity securities; they may be more volatile, less liquid and more difficult to price accurately and subject to additional credit risks. Changes in the value of structured securities may not correlate perfectly with the underlying asset, rate or index. The Fund that invsests in structured securities could lose more than the principal amount invested.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectus, the Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed income securities to take a defensive position. These securities include:

       -   U.S. Government Securities.

       - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

       - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

       - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

       -   Repurchase agreements.

WHEN-ISSUED OR FORWARD TRANSACTIONS. The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund's custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date which could result in depreciation of the value of fixed income when-issued securities. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.


POLICIES AND PROCEDURES GOVERNING DISCLOSURE OF PORTFOLIO HOLDINGS. The Board has adopted policies and procedures with respect to the disclosure of the Fund's portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. Except as noted in the three instances below, the Fund does not provide portfolio holdings to any third party until they are made available to the general public on Lord Abbett's website at www.LordAbbett.com or otherwise. The exceptions are as follows:

       1. The Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent public accounting firms, counsel, etc.), as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis within 15 days following the end of the period, and (b) third party consultants on a monthly or calendar quarterly basis within 15 days following period-end for the sole purpose of performing their own analyses with respect to the Fund. The Fund may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Fund;

       2. The Fund may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, and/or portfolio performance attribution information as of the month-end within 15 days thereafter to certain Financial Intermediaries; and

       3. The Fund may provide its portfolio holdings or related information in response to governmental requests or subpoenas or in similar circumstances.

Before providing schedules of its portfolio holdings to a third party in advance of making them available to the general public, the Fund obtains assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings, and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Fund related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Fund and/or its investment strategies, or as otherwise agreed to among the parties. In addition and also in the case of other portfolio related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of the Fund approves these arrangements subject to the Board's review and oversight, and Lord Abbett provides reports at least semi-annually to the Board concerning them. The Board also reviews the Fund's policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.

Neither the Fund, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Fund related to the Fund's portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Fund. Neither the Fund, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Fund or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons.

Lord Abbett's Compliance Department periodically reviews and evaluates Lord Abbett's adherence to the above policies and procedures, including the existence of any conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

FUND'S PORTFOLIO INFORMATION RECIPIENTS. Attached as Appendix A is a list of the third parties that may receive portfolio holdings information under the circumstances described above.

                                       3.
                             MANAGEMENT OF THE FUND

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. As discussed fully below, the Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal as provided in the Fund's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

Interested Director
The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                                       CURRENT POSITION
NAME, ADDRESS AND                      LENGTH OF SERVICE     PRINCIPAL OCCUPATION
DATE OF BIRTH                          WITH FUND             DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-------------                          ---------             ----------------------                -------------------
ROBERT S. DOW                          Director since        Managing Partner and Chief            N/A
Lord, Abbett & Co. LLC                 1989 and Chairman     Investment Officer of Lord
90 Hudson Street                       since 1996            Abbett since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

Independent Directors
The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 porfolios or series.

                                       CURRENT POSITION
NAME, ADDRESS AND                      LENGTH OF SERVICE     PRINCIPAL OCCUPATION
DATE OF BIRTH                          WITH FUND             DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
E. THAYER BIGELOW                      Director since 1994   Managing General Partner, Bigelow     Currently serves as
Bigelow Media, LLC                                           Media, LLC (since 2000); Senior       director of Adelphia
41 Madison Ave. Suite 3810                                   Adviser, Time Warner Inc. (1998 -     Communications, Inc.,
New York, NY                                                 2000); Acting Chief Executive         Crane Co. and Huttig
Date of Birth: 10/22/1941                                    Officer of Courtroom Television       Building Products Inc.
                                                             Network  (1997 - 1998); President
                                                             and Chief Executive Officer of Time
                                                             Warner Cable Programming, Inc.
                                                             (1991 - 1997).

WILLIAM H.T. BUSH                      Director since 1998   Co-founder and Chairman of the        Currently serves as
Bush-O'Donnell & Co., Inc.                                   Board of the financial advisory       director of Wellpoint
101 South Hanley Road                                        firm of Bush-O'Donnell & Company      Health Networks Inc., DT
Suite 1250                                                   (since 1986).                         Industries Inc., and
St. Louis, MO                                                                                      Engineered Support
Date of Birth: 7/14/1938                                                                           Systems, Inc.

                                       CURRENT POSITION
NAME, ADDRESS AND                      LENGTH OF SERVICE     PRINCIPAL OCCUPATION
DATE OF BIRTH                          WITH FUND             DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-------------                          ---------             ----------------------                -------------------
ROBERT B. CALHOUN, JR.                 Director since 1998   Managing Director of Monitor          Currently serves as
Monitor Clipper Partners                                     Clipper Partners (since 1997) and     director of Avondale,
650 Madison Ave. 9th Fl.                                     President of Clipper Asset            Inc., and Interstate
New York, NY                                                 Management Corp. (since 1991), both   Bakeries Corp.
Date of Birth: 10/25/1942                                    private equity investment funds.

JULIE A. HILL                          Director since 2004   Owner and CEO of the Hillsdale        Currently serves as
20 Via Diamante                                              Companies (1997 - present):           director of Wellpoint
Newport Coast, CA  92657                                     Founder, President and Owner of the   Health Networks Inc.
Date of Birth:  7/16/1946                                    Hiram-Hill and Hillsdale              Resources Connection
                                                             Developments Companies from           Inc.: Holcim (US) Inc.
                                                             1998-2001.                            (parent company Holcim
                                                                                                   Ltd).
FRANKLIN W. HOBBS                      Director since 2000   Senior Advisor (since April 2003)     Currently serves as
Houlihan Lokey Howard & Zukin                                and Former Chief Executive Officer    director of Adolph Coors
685 Third Ave.                                               of Houlihan Lokey Howard & Zukin,     Company.
New York, NY                                                 an investment bank (January 2002 to
Date of Birth: 7/30/1947                                     April 2003); Chairman of Warburg
                                                             Dillon Read (1999 - 2001); Global
                                                             Head of Corporate Finance of SBC
                                                             Warburg Dillon Read (1997 - 1999);
                                                             Chief Executive Officer of Dillon,
                                                             Read & Co. (1994 - 1997).

C. ALAN MACDONALD                      Director since        Retired - General Business and        Currently serves as
415 Round Hill Road                    1996; and Lead        Governance Consulting (since 1992);   director of Lincoln
Greenwich, CT                          Independent Director  formerly President and CEO of         Snacks, H.J. Baker, and
Date of Birth: 5/19/1933                                     Nestle Foods.                         Seix Fund, Inc.*

THOMAS J. NEFF                         Director since 1982   Chairman of Spencer Stuart, an        Currently serves as
Spencer Stuart                                               executive search consulting firm      director of Ace, Ltd.
277 Park Avenue                                              (since 1996); President of Spencer    and Exult, Inc.
New York, NY                                                 Stuart (1979-1996).
Date of Birth: 10/2/1937

----------
*Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Fund's Chairman, CEO, and President and the Managing Partner of Lord Abbett.

OFFICERS
None of the officers listed below have received compensation from the Fund. All the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.

NAME AND                           CURRENT POSITION     LENGTH OF SERVICE         PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH FUND            OF CURRENT POSITION       DURING PAST FIVE YEARS
---------------                    ---------            -------------------       ----------------------
ROBERT S. DOW                      Chief Executive      Elected in 1996           Managing Partner and Chief Investment
(3/8/1945)                         Officer and                                    Officer of Lord Abbett since 1996.
                                   President

CHRISTOPHER J. TOWLE               Executive Vice       Elected in 1995           Partner and Investment Manager, joined Lord
(10/12/1957)                       President                                      Abbett in 1987.

TRACIE E. AHERN                    Vice President       Elected in 1999           Partner and Director of Portfolio Accounting
(1/12/1968)                                                                       and Operations, joined Lord Abbett in 1999,
                                                                                  formerly Vice President - Head of Fund
                                                                                  Administration of Morgan Grenfell from 1998
                                                                                  to 1999, prior thereto Vice President of
                                                                                  Bankers Trust.

JOAN A. BINSTOCK                   Chief Financial      Elected in 1999           Partner and Chief Operations Officer, joined
(3/4/1954)                         Officer and Vice                               Lord Abbett in 1999, prior thereto Chief
                                   President                                      Operating Officer of Morgan Grenfell.

DANIEL E. CARPER                   Vice President       Elected in 1987           Partner, joined Lord Abbett in 1979.
(1/22/1952)

MICHAEL S. GOLDSTEIN               Vice President       Elected in 1998           Partner and Fixed Income Investment Manager,
(10/29/1968)                                                                      joined Lord Abbett in 1997.

PAUL A. HILSTAD                    Vice  President and  Elected in 1995           Partner and General Counsel, joined Lord
(12/13/1942)                       Secretary                                      Abbett in 1995.

ELLEN G. ITSKOVITZ                 Vice President       Elected in 2001           Partner and Senior Research Analyst, joined
(10/30/1957)                                                                      Lord Abbett in 1998.

LAWRENCE H. KAPLAN                 Vice President and   Elected in 1997           Partner and Deputy General Counsel, joined
(1/16/1957)                        Assistant Secretary                            Lord Abbett in 1997.

MAREN LINDSTROM                    Vice President       Elected in 2000           Partner and Fixed Income Investment Manager,
(9/17/1962)                                                                       joined Lord Abbett in 2000, prior thereto
                                                                                  Director Convertible Sales at Warburg Dillon
                                                                                  Read from 1999 to 2000, prior thereto Vice
                                                                                  President-Convertible Sales at Deutsche Bank
                                                                                  Securities Inc. from 1998 to 1999.

ROBERT G. MORRIS                   Vice President       Elected in 1995           Partner and Director of Equity Investments,
(11/6/1944)                                                                       joined Lord Abbett in 1991.

A. EDWARD OBERHAUS, III            Vice President       Elected in 1996           Partner and Manager of Equity Trading,
(12/21/1959)                                                                      joined Lord Abbett in 1983.

CHRISTINA T. SIMMONS               Vice President and   Elected in 2001           Assistant General Counsel, joined Lord
(11/12/1957)                       Assistant Secretary                            Abbett in 1999, formerly Assistant General
                                                                                  Counsel of Prudential Investments from 1998
                                                                                  to 1999, prior thereto Counsel of Drinker,
                                                                                  Biddle & Reath LLP, a law firm.

BERNARD J. GRZELAK                 Treasurer            Elected in 2003           Director of Fund Administration, joined Lord
(6/12/1971)                                                                       Abbett in 2003, formerly Vice President,
                                                                                  Lazard Asset Management from 2000 to 2003,
                                                                                  prior thereto Manager of Deloitte & Touche
                                                                                  LLP.

COMMITTEES
The standing committees of the Board are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.


The Audit Committee is composed of Directors who are not "interested persons" of the Fund. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs, and Ms. Hill. The Audit Committee provides assistance to the Board of Directors in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Fund, and the quality and integrity of the Fund's financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Fund's independent auditors and considering violations of the Fund's Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met _____ times.

The Proxy Committee is composed of at least two Directors who are not "interested persons" of the Fund, and also may include one or more Directors who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Directors: Messrs. Bush, MacDonald and Neff. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met ____.

The Nominating and Governance Committee is composed of all the Directors who are not "interested persons" of the Fund. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee MET ___ times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Fund's shareholders to serve as an independent Director. A shareholder who would like to recommend a candidate may write to the Fund.
Governance Committee met four times.


APPROVAL OF ADVISORY CONTRACT

[TO BE UPDATED]

At a meeting on December __, 2004, the Board, including all its Directors who are not interested persons of the Fund (the "Board"), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration.

INFORMATION RECEIVED BY THE BOARD. The materials received by the Board included, but were not limited to, (1) information on the investment performance of the Fund and a peer group of funds for the preceding twelve months and for other periods, (2) information on the effective management fee rates and expense ratios for funds with the same objectives and similar size, (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, (7) information regarding the personnel, information technology, and other resources devoted by Lord Abbett to managing the Fund.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. Matters considered by the Board in connection with its approval of the continuation of the management agreement included, but were not limited to, the following:

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the peer group of funds, both in terms of total return and in terms of other statistical measures for the preceding twelve months and for other periods. The Board also considered whether the Fund had operated within its investment restrictions.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of the Fund's investment objective and discipline. Among other things, the Board considered the size, education, and experience of Lord Abbett's investment management staff, its use of technology, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent, custodian, and subcustodians.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of a peer group of funds. The Board also considered the amount and nature of fees paid by shareholders.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. The Board considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit is fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board also considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel.

ECONOMIES OF SCALE. The Board considered whether there have been any economies of scale in managing the Fund, whether the Fund has appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment management, the allocation of Fund brokerage, and the receipt of research by Lord Abbett in return for fund brokerage. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

After considering all of the relevant factors, the Board unanimously voted to approve continuation of the existing management agreement.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the directors/trustees of the Fund and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Fund for outside Directors. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett, and no officer of the funds, received any compensation from the funds for acting as a director/trustee or officer.

(1)                                 (2)                                (3)
                                                                       FOR YEAR ENDE
                                    FOR THE FISCAL YEAR ENDED          DECEMBER 31, 2003
                                    DECEMBER 31, 2003                  TOTAL COMPENSATION
                                    AGGREGATE COMPENSATION             PAID BY THE FUND AND
                                    ACCRUED BY                         THIRTEEN OTHER LORD
NAME OF DIRECTOR                    THE FUND(1)                        ABBETT-SPONSORED FUNDS(2)
----------------                    -----------------                  -------------------------
E. Thayer Bigelow                   $  17,328                          $  95,000
William H.T. Bush                   $  17,146                          $  94,000
Robert B. Calhoun, Jr.              $  18,058                          $  99,000
Julie A. Hill*                           None                               None
Franklin W. Hobbs                   $  17,328                          $  95,000
C. Alan MacDonald                   $  17,602                          $  96,500
Thomas J. Neff                      $  17,146                          $  94,000
James F. Orr, III**                 $   2,158                          $  11,833

*Elected effective February 1, 2004.
**Elected effective July 18, 2002. Resigned March 3, 2003.

       1. Outside Directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside Directors may be deferred at the option of a Director under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the funds for later distribution to the Directors. In addition, $25,000 of each Director's retainer must be deferred and is deemed invested in shares of the Fund and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Directors are $4,560, $7,144, $17,816, $0, $17,138, $4,560, $16,956, and $4,431,
           resepectively.

       2. The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2003, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Director in the Fund and other Lord Abbett-sponsored funds as of December 31, 2003. The amounts shown include deferred compensation to the Directors deemed invested in fund shares. The amounts ultimately received by the Directors under the deferred compensation plan will be directly linked to the investment performance of the funds.

                                                          AGGREGATE DOLLAR RANGE OF
                               DOLLAR RANGE OF EQUITY     EQUITY SECURITIES IN
NAME OF  DIRECTOR              SECURITIES IN THE FUND     LORD ABBETT-SPONSORED FUNDS
-----------------              ----------------------     ---------------------------
Robert S. Dow                  Over $100,000              Over $100,000
E. Thayer Bigelow              Over $100,000              Over $100,000
William H. T. Bush             $10,001-$50,000            Over $100,000
Robert B. Calhoun, Jr.         $50,001-$100,000           Over $100,000
Julie A. Hill*                 None                       None
Franklin W. Hobbs              $50,001-$100,000           Over $100,000
C. Alan MacDonald              Over $100,000              Over $100,000
Thomas J. Neff                 Over $100,000              Over $100,000
James F. Orr, III**            $10,001-$50,000            Over $100,000

----------
*Electeve effective February 1, 2004
**Elected effective July 18, 2002. Resigned March 3, 2003.

CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.

PROXY VOTING
The Fund has delegated proxy voting responsibilities to the Fund's investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix B.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ending June 30th, no later than August 31st of each year. The first such filing was filed by August 31, 2004, for the twelve months ended June 30, 2004. The Fund's Form N-PX filing is available on the SEC's website at www.sec.gov. The Fund also has made this information available, without charge, on Lord Abbett's website at www.LordAbbett.com.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of April __, 2005, the Fund's officers and Directors, as a group, owned less than 1% of each class of the Fund's outstanding shares. As of April __, 2005, to the best of our knowledge, other than Lord Abbett Distributor and other institutional broker-dealers for the benefit of their clients, the following record holders owned more than 5% of the Fund's outstanding Class A, B, C, or P shares:


Edward Jones & Co.                  Class A          51.98%
Shareholder Accounting
201 Progress Parkway
Maryland Hts, MO  63043-3009

Edward Jones & Co.                  Class B          23.74%
Shareholder Accounting
201 Progress Parkway
Maryland Hts, MO  63043-3009

Citigroup Global Markets Inc.       Class B          13.49%
C/o Peter Booth
333 West 34th Street - 3rd Floor
New York, NY  10001-2402

MLPF&S                              Class B          21.54%
Attn. Fund Administration
4800 Deer Lake Drive
Floor 3
Jacksonville, FL  32246-6484

Edward Jones & Co.                  Class C           6.79%
Shareholder Accounting
201 Progress Parkway
Maryland Hts, MO  63043-3009

Citigroup Global Markets Inc.       Class C          20.64%
C/o Peter Booth
333 West 34th Street - 3rd Floor
New York, NY  10001-2402

MLPF&S                              Class C          32.48%
Attn. Fund Administration
4800 Deer Lake Drive
Floor 3
Jacksonville, FL  32246-6484

Citigroup Global Markets Inc.       Class P          26.60%
C/o Peter Booth
333 West 34th Street - 3rd Floor
New York, NY  10001-2402

MLPF&S                              Class P          20.22%
Attn. Fund Administration
4800 Deer Lake Drive
Floor 3
Jacksonville, FL  32246-6484

Hartford Life Separate              Class P          38.05%
Account 41
401 (k) Plan
PO Box 2999
Hartford, CT  06104-2999

Fifth Third Bank TR                 Class P           8.87%
PO Box 3385
Cincinatti, OH  45263-0001

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER
As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. The following partners of Lord Abbett are also officers of the Fund: Tracie E. Ahern, Joan A. Binstock, Daniel E. Carper, Robert S. Dow, Michael S. Goldstein, Paul A. Hilstad, Ellen G. Itskovitz, Lawrence H. Kaplan, Maren Lindstrom, Robert G. Morris, A. Edward Oberhaus, III, and Christopher J. Towle. Robert S. Dow is a partner of Lord Abbett and an officer and Director of the Fund. The other Partners are: Michael Brooks, Zane E. Brown, Patrick Browne, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Robert I. Gerber, Michael A. Grant, Howard E. Hansen, Charles Hofer, W. Thomas Hudson, Jr., Cinda Hughes, Robert A. Lee, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert J. Noelke, F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Rose, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael
T. Smith, Richard Smola, Diane Tornejal, Edward K. von der Linde and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Fund, the Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% of the first $500 million of average daily net assets and .45 of 1% of average daily net assets over $500 million. This fee is allocated among the classes based on the classes' proportionate share of such average daily net assets. For the fiscal years ended December 31, 2003, 2002, and 2001, the management fees paid to Lord Abbett amounted to $31,022,356, $21,421,980, and $17,864,467, respectively.

Although not obligated to do so, Lord Abbett may waive all or a portion of its management fees and may assume other expenses of the Fund.

The Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, fund accounting expenses, insurance premiums, and other expenses connected with executing portfolio transactions.


COMPENSATION OF INVESTMENT MANAGERS
Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. Base salaries are assigned at a level that takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a multiple of base salaries, are determined after an evaluation of the investment manager's investment results. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns vs. both the appropriate style benchmarks and the appropriate peer group rankings. In addition to investment returns, other factors that are taken into consideration are: style consistency, dispersion among portfolios with similar objectives and the risk taken to achieve the portfolio returns. Finally, there is a component of that bonus that reflects leadership and management of the investment team. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett may designate a manager's bonus payment for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. Lord Abbett has taken pains to avoid creating any profit centers within the firm.

Lord Abbett provides a 401k profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.


ADMINISTRATIVE SERVICES
Pursuant to an Administrative Services Agreement with the Fund, Lord Abbett provides certain administrative services not involving the provision of investment advice to the Fund. Under the Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%. This fee is allocated among the classes of shares of the Fund based on average daily net assets.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund.

CUSTODIAN AND ACCOUNTING AGENT
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is the Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Fund in foreign countries and to hold cash and currencies for the Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting the Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates the Fund's net asset value.

TRANSFER AGENT
UMB, N.A., 928 Grand Blvd., Kansas City, MO, 64106, acts as the transfer agent and dividend disbursing agent for the Fund.

INDEPENDENT AUDITORS

Not Applicable.


                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

The Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.


Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.


In transactions on stock exchanges on the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Fund's portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

While neither Lord Abbett nor the Fund obtains third party research services from brokers executing portfolio transactions for the Fund, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account, are not a substitute for Lord Abbett's services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.


No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.




Lord Abbett seeks to combine or "batch" purchases or sales of a particular security placed at the same time for similarly situated accounts, including the Fund, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Fund, will do so at the average share price for all transactions related to that order in that security on that business day. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.




For the fiscal years ended December 31, 2003, 2002, and 2001 the Fund paid total brokerage commissions on transactions of securities to independent broker-dealers of $599,238, $17,719,998, and $27,249,265, respectively.

                                       7.
                                CLASSES OF SHARES

The Fund offers investors different classes of shares in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent auditors, the approval of a contract with a principal underwriter and the election of directors from the separate voting requirements.

The Fund's By-Laws provide that the Fund shall not hold a meeting of its shareholders in any year unless one or more matters are required to be acted on by shareholders under the Act, or unless called by a majority of the Board or by shareholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such meeting is held, the shareholders will elect directors of the Fund.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under "Net Asset Value Purchases of Class A Shares." If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares on or before the 24th month after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1%.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in the Fund's Prospectus.

CONVERSIONS OF CLASS B SHARES. The conversion of Class B shares after the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay a CDSC of 1% to Lord Abbett Distributor. Class C shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the Class C shares are described in the Fund's Prospectus.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan, applicable to the Class P shares, is described in the Fund's Prospectus. Class P shares are available to a limited number of investors.

RULE 12b-1 PLANS
CLASS A, B, C, AND P. The Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the Fund classes offered in this
SAI: the "A Plan," the "B Plan," the "C Plan," and the "P Plan," respectively. The principal features of each Plan are described in the Prospectus; however, this SAI contains additional information that may be of interest to investors. Each Plan is a compensation plan, allowing each class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs. In adopting each Plan and in approving its continuance, the Board has concluded that there is a reasonable likelihood that each Plan will benefit its respective class and its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Each Plan compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the Fund. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under each Plan as described in the Prospectus for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

The amounts paid by the Fund to Lord Abbett Distributor pursuant to the A Plan for the fiscal year ended December 31, 2003, in connection with sales and marketing activities, were $13,598,929, including payments of $3,787,430 to dealers and other agents.

The amounts paid by the Fund to Lord Abbett Distributor pursuant to the B Plan, C Plan, and P Plan for the fiscal year ended December 31, 2003, including payments Lord Abbett Distributor forwarded under the B Plan, C Plan and P Plan to dealers and other agents was $16,265,877, $12,834,257, and $171,367, respectively.

Each Plan requires the Board to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan, the purposes for which such expenditures were made, and any other information the Board reasonably requests to enable it to make an informed determination of whether the Plans should be continued. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside Directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Directors including a majority of the outside Directors. As long as the Plans are in effect, the selection or nomination of outside Directors is committed to the discretion of the outside Directors.

Payments made pursuant to a Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. A Plan terminates automatically if it is assigned. In addition, each Plan may be terminated at any time by vote of a majority of the outside Directors or by vote of a majority of the outstanding voting securities of such class.

CONTINGENT DEFERRED SALES CHARGES. A CDSC applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and Class C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which the Fund has paid the one-time distribution fee of up to 1% if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to the Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

ANNIVERSARY OF THE DAY ON                            CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER WAS ACCEPTED                ON REDEMPTIONS (AS % OF AMOUNT SUBJECT TO CHARGE)
-------------------------------------                -------------------------------------------------
Before the 1st                                        5.0%
On the 1st, before the 2nd                            4.0%
On the 2nd, before the 3rd                            3.0%
On the 3rd, before the 4th                            3.0%
On the 4th, before the 5th                            2.0%
On the 5th, before the 6th                            1.0%
On or after the 6th anniversary                      None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to Lord Abbett Distributor a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge also will be collected by Lord Abbett Distributor.

GENERAL. The percentage (1% in the case of Class A and Class C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain Retirement and Benefit Plans and benefit payments under Retirement and Benefit Plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A share purchases by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from Lord Abbett-sponsored funds. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder. In the case of Class A shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B and Class C shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related services to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B and Class C shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B or C Plan distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares that, together with exchanged shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that generally apply to Class A, Class B, and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

In addition, it may not be suitable for you to place an order for Class B or Class C shares for Retirement and Benefit Plans with at least 100 eligible employees or for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B, and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement and Benefit Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Services For Fund

Investors" in the Prospectus for more information about the 12% annual waiver of the CDSC for Class B shares. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject.

HOW DO PAYMENTS AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and Class B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

                                       8.

            PURCHASES, REDEMPTIONS, PRICING, AND PAYMENTS TO DEALERS


Information concerning how we value our shares is contained in the Prospectus under "Purchases" and "Redemptions."


The Fund's Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the Prospectus under "Purchases."


Under normal circumstances we calculate the Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or , if there were not transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed-income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange. If such exchange rates are not available, the rate of exchange will be determined in accordance with policies established by the Board.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value under the following circumstances: a) purchases of $1 million or more, b) purchases by Retirement and Benefit Plans with at least 100 eligible employees, c) purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with th Fund and/or Lord Abbett Distributor specifically for such purchases, d) purchases made with dividends and distributions on Class A shares of another Eligible Fund, e) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares, f) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, g) purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, h) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, i) purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or j) purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares in the account during a certain period.

Class A shares also may be purchased at net asset value i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, ii) in connection with a merger, acquisition or other reorganization, iii) by employees of our shareholder servicing agent, or iv) by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of the directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has a business relationship.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund meeting certain criteria set by Lord Abbett Distributor as to certain omnibus accounts and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMFs have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. We reserve the right to reject or restrict any purchase order or exchange request if a Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in respeonse to short-term swings in the market. We can revoke or modify the privilege for all shareholders upon 60 days written notice.

"Eligible Funds" are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except Lord Abbett Series Fund, Inc. ("LASF"). The exchange privilege will not be available with respect to any otherwise "Eligible Funds," the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone Exchange Privilege [except (a) GSMMF, (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds")] have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett-sponsored funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B and the Class C shares. Thus, if shares of a Lord Abbett-sponsored fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett-sponsored funds, in the case of the Class A shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B and the Class C shares. Acquired Shares held in GSMMF and AMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus, Purchasers (as defined in the Prospectus) may invest $50,000/$100,000 or more over a 13-month period in Class A, B, C, and P shares of any Eligible Fund. Such Class A, B, C, and P shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter of Intention is signed) toward achieving the stated investment and reduced initial sales charge for new purchases of Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, Purchasers (as defined in the Prospectus) may aggregate their investments in Class A, B, C, and P shares of any Eligible Fund so that a current investment, plus the Purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6o days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or Class C shares and $25,000 in the case of Class B shares. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. The Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund or Lord Abbett Distributor. The Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. The order will be priced at a Fund's net asset value next computed after it is received by the Fund's authorized agent or, if applicable, the agent's authorized designee. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.


REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. As described in the Fund's prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers") in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this statement of additional information, the Dealers to whom Lord Abbett or Lord Abbett Distributor makes revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) were as follows:

   A.G. Edwards & Sons, Inc.
   Advest, Inc.
   B.C. Ziegler and Company
   Bodell Overcash Anderson & Co., Inc.
   Cadaret, Grant & Co., Inc.
   Edward D. Jones & Co.
   Family Investors Company
   James I. Black & Co.
   Legg Mason Wood Walker, Inc.
   McDonald Investments Inc.
   Merrill Lynch, Pierce, Fenner & Smith Incorporated
     (and/or certain of its affiliates)
   Piper Jaffrey & Co.
   Protective Life Insurance Company
   Prudential Investment Management Services LLC
   RBC Dain Rauscher
   Raymond James & Associates, Inc.
   Raymond James Financial Services, Inc.
   Citigroup Global Markets, Inc.
   Sun Life Assurance Company of Canada
   UBS Financial Services Inc.
   Wachovia Securities, LLC

For more specific information about any revenue sharing payments made to your Dealer, investors should contact their investment professionals.


REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of the Fund's shareholders to make redemption payments wholly in cash, the Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. The Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
                              TAXATION OF THE FUND

The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates. Assuming the Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

The Fund intends to declare and pay as dividends each year substantially all of its net investment income. Dividends paid by the Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income, however, certain qualified dividends that the Fund receives are subject to a reduced tax rate of 15% (5% for taxpayers in the 10% or 15% tax brackets) if you meet the holding period requirement. Generally, you must have held your Fund shares for more than 60 days. Dividends paid by the Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. All dividends are taxable to you regardless of whether they are received in cash or reinvested in Fund shares.

Dividends paid by the Fund to corporate shareholders will qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares.

Distributions paid by the Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. The Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

Upon your sale, exchange, or redemption of Fund shares, you will recognize short- or long-term capital gain or loss, depending upon whether your holding period of the Fund shares exceeds one year. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities.

The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Certain investment practices that the Fund may utilize, such as investing in futures, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the character and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

The Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that the Fund will not be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemption payments ("backup withholding"). Generally, you will be subject to backup withholding if the Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, you have furnished an incorrect number. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of the Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. The Fund may invest some or all of its assets in such federal obligations. The Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund. The Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares on a continuous basis so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett Distributor, as the Fund's principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:

                             YEAR ENDED DECEMBER 31,

                                 2003           2002           2001
                                 ----           ----           ----
Gross sales charge           $ 41,600,412   $ 27,151,338   $ 84,379,933

Amount allowed to dealers    $ 34,839,720   $ 22,695,340   $ 80,949,481
                             ------------   ------------   ------------

Net commissions received
by Lord Abbett Distributor   $  6,760,692   $  4,455,998   $  3,430,452
                             ============   ============   ============

In addition, Lord Abbett Distributor, as the Fund's principal underwriter, received the following compensation for the fiscal year ended December 31, 2003:

                                             BROKERAGE
                           COMPENSATION      COMMISSIONS
                           ON REDEMPTION     IN CONNECTION              OTHER
                           AND REPURCHASE    WITH FUND TRANSACTIONS     COMPENSATION
                           --------------    ----------------------     ------------
Class A                    $  0.00                  $  0                $ 3,865,441.78

Class B                    $  0.00                  $  0                $     2,936.51*

Class C                    $  0.00*                 $  0                $     4,321.77*

Class P                    $  0.00                  $  0                $         0.00

*Excludes 12b-1 payments and CDSC fees received during the first year of the associated investment as repayment of fees advanced by Lord Abbett Distributor to Broker/Dealers at the time of sale.

                                       11.
                                   PERFORMANCE

The Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of Fund shares at the end of the measurement period. The Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment (unless the total return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). For Class P shares, total returns are shown at net asset value.

Using the computation methods described above, the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of December 31, 2003, for the Fund, per class, for one, five, and ten years or the life of Fund, where applicable. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Certain qualified dividends received by the Fund after December 31, 2002, will be subject to a reduced tax rate and not the ordinary tax rate. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before- and after-tax returns are provided for Class A shares for the Fund. The after-tax returns for the other classes of shares not shown in the table will vary from those shown. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

                                               1 YEAR         5 YEARS         10 YEARS       LIFE OF FUND
                                               ------         -------         --------       ------------
Class A Shares                                 14.55%           4.13%            6.14%         --
  Before Taxes

Class A Shares After                           11.78%           0.91%            2.66%         --
  Taxes on Distributions

Class A Shares After Taxes on                   9.31%           1.45%            2.97%         --
  Distributions and Sale of
  Fund Shares

Class B Shares                                 15.43%           4.35%               --       6.03% (8/1/96)

Class C Shares                                 19.43%           4.49%               --       6.18% (7/15/96)

Class P Shares                                 20.10%           5.29%               --       5.26% (8/21/98)

The yield quotation for each class of a fixed-income fund is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: the dividends and interest earned by a class during the period minus the aggregate expenses attributable to the class accrued during the period (net of reimbursements) and divided by the product of (i) the average daily number of class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one, and then increase the sum to the sixth power. Then subtract one from the product of this multiplication and multiply the remainder by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Class A net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC. For the 30-day period ended December 31, 2003, the yield for the Class A, Class B, Class C, and Class P shares of the Fund were: 4.66%, 4.24%, 4.24%, and 4.79%, respectively.

These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports, or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. The Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, the Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services, and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS


Not Applicable.

                                   APPENDIX A

                      FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that may receive portfolio holdings or related information under the circumstances described above under Investment Policies - Policies and Procedures Governing Disclosure of Portfolio Holdings:



                                                                                     PORTFOLIO COMMENTARIES, FACT
                                                                                          SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS                  ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                            (ITEM #2)*
ABN-AMRO Asset Management                                                                       Monthly
ADP Retirement Services                                                                         Monthly
AG Edwards                                                                                      Monthly
AIG SunAmerica                                                                                  Monthly
Allstate Life Insurance Company                                                                 Monthly
Alpha Investment Consulting Group LLC                                                           Monthly
American Express Retirement Services                                                            Monthly
American United Life Insurance Company                                                          Monthly
AMG Data Services                                                                               Monthly
Amivest Capital Management                                                                      Monthly
Amvescap Retirement                                                                             Monthly
AON Consulting                                                                                  Monthly
Arnerich Massena & Associates, Inc.                      Monthly                                Monthly
Asset Performance Partners                               Monthly                                Monthly
Asset Strategies Portfolio Services, Inc.                                                       Monthly
AXA Financial, Inc.                                                                             Monthly
Bank of America Corporation                                                                     Monthly
Bank of New York                                         Monthly                                Monthly
Bank of Oklahoma                                                                                Monthly
Bank One                                                                                        Monthly
Bear Stearns
Becker, Burke Associates                                 Monthly                                Monthly
Bell GlobeMedia Publishing Co.                           Monthly
Bellwether Consulting                                                                           Monthly
Berthel Schutter                                         Monthly                                Monthly
Bloomberg Integration Services LLC / Bloomberg
L.P. (fixed income trading system)
Brown Brothers Harriman                                                                         Monthly
Buck Consultants, Inc.                                                                          Monthly
Callan Associates, Inc.                                  Monthly                                Monthly
Cambridge Associates LLC                                 Monthly                                Monthly
Cambridge Financial Services                                                                    Monthly
Capital Access International
Ceridian                                                                                        Monthly
Charles Schwab & Co                                                                             Monthly

                                                                                     PORTFOLIO COMMENTARIES, FACT
                                                                                          SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS                  ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                            (ITEM #2)*
Chicago Trust Company                                                                           Monthly
CIBC Oppenheimer                                                                                Monthly
Cigna Retirement and Investment Services
CitiStreet Retirement Services                                                                  Monthly
Clark Consulting                                                                                Monthly
Columbia Funds                                                                                  Monthly
Columbia Management Group                                                                       Monthly
Columbia Trust Company                                                                          Monthly
Concord Advisory Group Ltd.                              Monthly                                Monthly
Consulting Services Group, LP                                                                   Monthly
Copic Financial                                                                                 Monthly
CPI Qualified Plan Consultants                                                                  Monthly
CRA Rogers Casey                                                                                Monthly
Curcio Webb                                              Monthly                                Monthly
D.A. Davidson                                                                                   Monthly
Dahab Assoc.                                                                                    Monthly
Daily Access                                                                                    Monthly
Defined Contribution Advisors, Inc.                                                             Monthly
Delaware Investment Advisors                                                                    Monthly
Deliotte & Touche LLP (Funds' independent               Annually                               Annually
auditors)
DeMarche Assoc., Inc.                                    Monthly                                Monthly
DiMeo Schneider & Associates                                                                    Monthly
Disabato Associates, Inc.                                                                       Monthly
Diversified Investment Advisors, Inc.                                                           Monthly
DST Systems, Inc. (Funds' Transfer Agent)
EAI                                                                                             Monthly
Edgewood Services, Inc.
Edward Jones                                                                                    Monthly
Ennis, Knupp & Associates                                                                       Monthly
Evaluation Associates, Incorporated
Factset Research Systems Inc. (quantitative
analytics for Funds)
Federated Investments                                                                           Monthly
FEP Capital, L.P. (B share financing)                    Monthly
Fidelity Capital Technology, Inc. (corporate
action tracking)
Fidelity Investments                                                                            Monthly
Fifth Third Bank                                                                                Monthly
First Mercantile Trust Co.                                                                      Monthly
FleetBoston Financial Corp.                                                                     Monthly
Franklin Templeton                                                                              Monthly
Freedom One Financial Group                              Monthly
Freedom One Investment Advisors                                                                 Monthly


----------

     *This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.

                                                                                     PORTFOLIO COMMENTARIES, FACT
                                                                                          SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS                  ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                            (ITEM #2)*
Frost Bank                                                                                      Monthly
Frye Louis Capital Management, Inc.
Fuji Investment Management Co., Ltd.                                                            Monthly
Fund Evaluation Group, Inc.                              Monthly                                Monthly
Goldman Sachs                                                                                   Monthly
Great-West Life and Annuity Insuance Company                                                    Monthly
Greenwich Associates                                                                            Monthly
Hartford Life Insurance Company                                                                 Monthly
Hartland & Co.                                           Monthly                                Monthly
Hewitt Associates, LLC                                   Monthly                                Monthly
Hewitt Investment Group                                  Monthly                                Monthly
Highland Consulting Associates, Inc.
Holbien Associates, Inc.                                                                        Monthly
Horace Mann Life Insurance Company                                                              Monthly
HSBC Bank USA N.A.                                                                              Monthly
ICMA Retirement Corp.                                                                           Monthly
ING                                                                                             Monthly
Institutional Shareholder Services, Inc.
(proxy voting administrator)
Interactive Data Corporation (pricing vendor)
Intuit                                                                                          Monthly
INVESCO Retirement Services                                                                     Monthly
Invesmart                                                                                       Monthly
Investment Consulting Services, LLC                                                             Monthly
Inviva                                                                                          Monthly
Jefferson National Life Insurance Company                                                       Monthly
Jeffrey Slocum & Associates, Inc.                        Monthly                                Monthly
JP Morgan Consulting                                                                            Monthly
JP Morgan Fleming Asset Management                                                              Monthly
JP Morgan Investment Management                                                                 Monthly
Kirkpatrick & Lockhart LLP (Counsel to Lord,                                                    Monthly
Abbett & Co. LLC)
LCG Associates, Inc.                                                                            Monthly
Legacy Strategic Asset Mgmt. Co.                                                                Monthly
Legg Mason                                                                                      Monthly
Lincoln Financial                                                                               Monthly
Lipper Inc., a Reuters Company                           Monthly
LPL Financial Services                                                                          Monthly
Madison Portfolio Consultants, Inc.
Manulife Financial                                                                              Monthly
Marco Consulting Group                                                                          Monthly


----------

     *This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.
     *This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.

                                                                                     PORTFOLIO COMMENTARIES, FACT
                                                                                          SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS                  ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                            (ITEM #2)*
Marquette Associates, Inc.                               Monthly                                Monthly
MassMutual Financial Group                                                                      Monthly
McDonald                                                                                        Monthly
Meketa Investment Group                                                                         Monthly
Mellon Employee Benefit Solutions                                                               Monthly
Mellon Human Resources & Investor Solutions                                                     Monthly
Mercer HR Services                                                                              Monthly
Mercer Investment Consulting                                                                    Monthly
Merrill Lynch                                                                                   Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.              Monthly
MetLife                                                                                         Monthly
MetLife Investors                                                                               Monthly
MFS Retirement Services, Inc.                                                                   Monthly
MFS/Sun Life Financial Distributors, Inc.                                                       Monthly
(MFSLF)
Midland National Life                                                                           Monthly
Milliman & Robertson Inc.                                                                       Monthly
Minnesota Life Insurance Company                                                                Monthly
Monroe Vos Consulting Group, Inc.                                                               Monthly
Morgan Keegan                                                                                   Monthly
Morgan Stanley Dean Witter                                                                      Monthly
MorganStanley                                                                                   Monthly
Morningstar Associates, Inc. / Morningstar,     Monthly (with 1 month lag)                      Monthly
Inc.
National City Bank                                                                              Monthly
Nationwide Financial                                                                            Monthly
NCCI Holdings, Inc.                                                                             Monthly
New England Pension Consultants                          Monthly                                Monthly
Newkirk Products, Inc.                                   Monthly
New York Life Investment Management                                                             Monthly
Nordstrom Pension Consulting (NPC)                                                              Monthly
NY Life Insurance Company                                                                       Monthly
Oppenheimer Asset Management
Oxford Associates                                                                               Monthly
Palmer & Cay Investment Services                                                                Monthly
Paul L. Nelson & Associates                                                                     Monthly
Peirce Park Group                                                                               Monthly
Pension Consultants, Inc.                                                                       Monthly
PFE Group                                                                                       Monthly
PFM Group                                                                                       Monthly
PFPC, Inc.                                                                                      Monthly
Phoenix Life Insurance Company                                                                  Monthly
Piper Jaffray                                                                                   Monthly
PNC Advisors                                                                                    Monthly


----------

     *This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.

                                                                                     PORTFOLIO COMMENTARIES, FACT
                                                                                          SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS                  ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                            (ITEM #2)*
Portfolio Evaluations, Inc.                                                                     Monthly
Prime, Buchholz & Associates, Inc.                                                              Monthly
Princeton Financial Systems, Inc. (portfolio
administration system)
Protective Life Corporation                                                                     Monthly
Prudential Financial                                                                            Monthly
Prudential Insurance Company of America
Prudential Investments                                                                          Monthly
Prudential Securities, Inc.                                                                     Monthly
Putnam Fiduciary Trust Company                           Monthly
Putnam Investments                                                                              Monthly
R.V. Kuhns & Associates, Inc.                                                                   Monthly
Raymond James Financial, Inc.                                                                   Monthly
RBC Dain Rauscher                                                                               Monthly
Rocaton Investment Advisors, LLC                                                                Monthly
Ron Blue & Co.                                                                                  Monthly
Roszel Advisors, LLC (MLIG)                                                                     Monthly
Russell Mellon Analytical Services
Schwab Corporate Services                                Monthly
Scudder Investments                                                                             Monthly
Segal Advisors                                                                                  Monthly
SEI Investment                                                                                  Monthly
SG Constellation, LLC                                    Monthly
Shields Associates                                                                              Monthly
Smith Barney                                                                                    Monthly
Spagnola-Cosack, Inc.                                                                           Monthly
Standard & Poor's                               Monthly (with 1 month lag)                      Monthly
Stanton Group                                                                                   Monthly
State Street Bank and Trust Company (Funds'               Daily
custodian and accounting agent)
Stearne, Agee & Leach                                                                           Monthly
Stephen's, Inc.                                                                                 Monthly
Stifel Nicolaus                                                                                 Monthly
Strategic Advisers, Inc.                                 Monthly
Strategic Insight
Strategic Investment Solutions                                                                  Monthly
Stratford Advisory Group, Inc.                           Monthly                                Monthly
Summit Strategies Group                                                                         Monthly
T. Rowe Price Associates, Inc.                                                                  Monthly
TD Asset Management                                                                             Monthly
The 401k Company                                                                                Monthly
The Carmack Group, Inc.                                                                         Monthly
The MacGregor Group, Inc. (equity trading
system)
The Managers Fund                                                                               Monthly


----------

     *This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.

                                                                                     PORTFOLIO COMMENTARIES, FACT
                                                                                          SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS                  ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                            (ITEM #2)*
The Manufacturers Life Ins. Co.                          Monthly
The Vanguard Group                                                                              Monthly
Thomson Financial Research (past performance             Monthly
hypotheticals)
Towers Perrin                                                                                   Monthly
Transamerica Retirement Services                                                                Monthly
Travelers Life and Annuity Company                                                              Monthly
UBS (Luxembourg) S.A.
UBS- Prime Consulting Group                                                                     Monthly
UMB Bank                                                                                        Monthly
Union Bank of California                                                                        Monthly
US Bank                                                                                         Monthly
USI Retirement                                                                                  Monthly
Valic                                                                                           Monthly
Vickers Stock Research Corporation
Victory Capital Management                                                                      Monthly
Vestek Systems, Inc.                                     Monthly
Wachovia                                                                                        Monthly
Wachovia Bank                                                                                   Monthly
Watson Wyatt Worldwide                                                                          Monthly
Welch Hornsby & Welch                                                                           Monthly
Wellesley Group, Inc.
Wells Fargo                                                                                     Monthly
William M. Mercer Consulting Inc.                                                               Monthly
Wilmer Cutler Pickering Hale and Dorr LLP                Monthly                                Monthly
(Counsel to the Independent Board of
Directors/ Trustees)
Wilshire Associates, Inc.                                                                       Monthly
Wurts & Associates, Inc.                                 Monthly                                Monthly
Wyatt Investment Consulting, Inc.                                                               Monthly
Yanni Partners, Inc.                                                                            Monthly


----------

     *This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.

                                   APPENDIX B
                                                               DECEMBER 31, 2004


                             LORD, ABBETT & CO. LLC
                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION


     Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

     The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

     Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.


SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.


     Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

          The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

          Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

     For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of ISS.


                       SUMMARY OF PROXY VOTING GUIDELINES

     Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.


ELECTION OF DIRECTORS

     Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

     There are some actions by directors that may result in votes being withheld. These actions include:

     1) Attending less than 75% of board and committee meetings without a valid excuse.

     2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

     3) Failing to act on takeover offers where a majority of shareholders tendered their shares.

     4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.

     5)   Failing to replace management as appropriate.

     We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS


     We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

     We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:


     1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

     2)   Management's rationale for why the repricing is necessary.

     3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

     4) Other factors, such as the number of participants, term of option, and the value for value exchange.


     In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.


SHAREHOLDER RIGHTS

CUMULATIVE VOTING

     We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING

     There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

     On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

SUPERMAJORITY VOTING

     Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

     Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

     Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.


3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

       - Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

       -  No dead-hand or no-hand pills.

       - Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

       - Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES


     It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                                   APPENDIX C

                             CORPORATE BOND RATINGS

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation's Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

LORD ABBETT


STATEMENT OF ADDITIONAL INFORMATION                                  MAY 1, 2005


                      LORD ABBETT BOND-DEBENTURE FUND, INC.
                                (CLASS Y SHARES)


This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus for Class Y shares may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for the Class Y shares of the Lord Abbett Bond-Debenture Fund, Inc. (the "Fund") dated May 1, 2005.


Shareholder account inquiries should be made by directly contacting the Fund or by calling 800-821-5129. The Annual Report to Shareholders contains additional information and is available without charge, upon request by calling 800-874-3733. In addition, you can make inquiries through your dealer.


                 TABLE OF CONTENTS                                       PAGE
          1.     Fund History
          2.     Investment Policies
          3.     Management of the Fund
          4.     Control Persons and Principal Holders of Securities
          5.     Investment Advisory and Other Services
          6.     Brokerage Allocations and Other Practices
          7.     Classes of Shares
          8.     Purchases, Redemptions, and Pricing
          9.     Taxation of the Fund
          10.    Underwriter
          11.    Performance
          12.    Financial Statements
                 Appendix A - Fund's Portfolio Information Recipients
                 Appendix B - Proxy Voting Policies and Procedures
                 Appendix C - Corporate Bond Ratings

                                       1.
                                  FUND HISTORY

Lord Abbett Bond-Debenture Fund, Inc. is a diversified open-end investment management company registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund was organized in 1970 and was incorporated under Maryland law on January 23, 1976. The Fund has 2,000,000,000 shares of authorized capital stock, $0.001 par value, consisting of five classes of shares: Class A, Class B, Class C, Class P, and Class Y. The Board of Directors (the "Board") will allocate these authorized shares of capital stock among the classes from time to time. Only the Fund's Class Y shares are offered in this SAI.

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund's investment objective in the Prospectus cannot be changed without approval of a majority of the Fund's outstanding shares. The Fund is also subject to the following investment restrictions that cannot be changed without approval of a majority the Fund's outstanding shares.

The Fund may not:

       (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) it may purchase securities on margin to the extent permitted by applicable law;

       (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law);

       (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

       (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

       (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein) or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

       (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of such issuer;

       (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

       (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with the investment restrictions will be determined at the time of purchase or sale of the security, except in the case of the first restriction with which the Fund must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board without shareholder approval.

The Fund may not:

       (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

       (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), determined by Lord Abbett to be liquid, subject to the oversight of the Board;

       (3) invest in the securities of other investment companies except to the extent permitted by applicable law (the Fund may not rely on Sections 12(d)(1)(F) and (d)(1)(G) of the Act;

       (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are not listed on the New York or American Stock Exchange or a major foreign exchange);

       (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

       (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and SAI, as they may be amended from time to time;

       (7) buy from or sell to any of the Fund's officers, directors, employees, or its investment adviser or any of the adviser's officers, partners, or employees, any securities other than the Fund's shares; or

       (8) invest more than 10% of the market value of its gross assets at the time of investment in debt securities that are in default as to interest or principal.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.

PORTFOLIO TURNOVER RATE. For the fiscal year ended December 31, 2003, the Fund's portfolio turnover rate was 40.96% versus 37.03% for the prior year.

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS, AND TECHNIQUES. The following section provides further information on certain types of investments and investment techniques that may be used by the Fund, including their associated risks.

BORROWING MONEY. The Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If the Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains on capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stock or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such case, a convertible security may lose much or all of its value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. ADRs are not considered to be foreign securities for purposes of the Fund's limitation on investments in foreign securities.

FOREIGN SECURITIES. The Fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

       - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

       - Brokerage commissions, custodial services, and other costs relative to investment in foreign securities markets generally are more expensive than in the U.S.

       - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

       - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

       - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

       - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

       - Foreign securities may trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

       - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although the Fund has no current intention of doing so, the Fund may engage in futures and options on futures transactions in accordance with its investment objective and policies.

Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

The Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the

Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund may not purchase or sell futures contracts or options on futures contracts on a CFTC regulated exchange for non-bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

       - While the Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.

       - Because perfect correlation between a futures position and a portfolio position that the Fund intends to hedge is impossible to achieve; a hedge may not work as intended, and the Fund may thus be exposed to additional risk of loss.

       - The loss that the Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

       - Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund's net asset value.

       - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.

       - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

       - The counterparty to an OTC contract may fail to perform its obligations under the contract.

HIGH-YIELD OR LOWER-RATED DEBT SECURITIES. The Fund may invest substantially all of its assets in high-yield debt securities. High-yield debt securities (also referred to as "lower-rated debt securities" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield, but entail greater risks, than investment grade debt securities. When compared to investment grade debt securities, high-yield debt securities:

       - have a higher risk of default and their prices can be much more volatile due to lower liquidity;
       -   tend to be less sensitive to interest rate changes; and
       - pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession.

Since the risk of default is higher among high-yield debt securities, Lord Abbett's research and analyses are an important ingredient in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Fund seeks to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur. The Fund does not have any minimum rating criteria applicable to the fixed income securities in which it invests.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

       -   Domestic and foreign securities that are not readily marketable;

       - Repurchase agreements and time deposits with a notice or demand period of more than seven days; and
       - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies subject to limitations prescribed by the Act, except the Fund cannot rely on Sections 12(d)(1)(F) and (G). These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the Fund and will be subject to substantially the same risks.

The Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. The Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, the Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). The Fund also may enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. The Fund may write covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. The Fund may use options for hedging or cross hedging purposes or to seek to increase total return (which is considered a speculative activity). If the investment manager is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund's portfolio securities, the Fund may incur losses. The use of options can also increase the Fund's transaction costs.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The Fund may invest in mortgage-related securities and also may invest in other asset-backed securities in connection with public or private offerings, or secondary market transactions. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. The principal governmental guarantor of mortgage-related securities is the "GNMA." GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

Government-related guarantors (I.E., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Both are government-sponsored corporations owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are issued in multiple classes, each bearing a different stated maturity. Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.

MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls depend upon the Fund's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and another involving a sale. As a result, the use of mortgage dollar rolls significantly increases the Fund's portfolio turnover.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Fund to lose money. The value of a PO class generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon bearing bonds of the same maturity.

OTHER ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. In addition to prepayment risks, these securities present credit risks that are not inherent in mortgage-related securities.

PREFERRED STOCK, WARRANTS AND RIGHTS. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond owners and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than markets for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative, and may result in a total loss of the money invested.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises, ("U.S. Government Securities") having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. The Fund will attempt to minimize this risk by managing its duration. The Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.

SECURITIES LENDING. The Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of the Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Securities or other permissible means at least equal to 102 percent of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned. The Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons with the Fund.

By lending portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.

SHORT SALES. The Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. The Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

STRUCTURED SECURITIES. The Fund may invest up to 5% of its net assets in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of specific underlying securities, currencies, interest rates, commodities, indices, credit default swaps, or other financial indicators (the "Reference"), or to relative changes in two or more References. The interest rate or principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference or certain specified events. Structured securities may be positively or negatively indexed with the result that the appreciation of the Reference may produce an increase or decrease in the interest rate or the value of the security at maturity. The Fund typically may use these securities as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Structured securities may present additional risks that are different from those associated with a direct investment in fixed-income or equity securities; they may be more volatile, less liquid and more difficult to price accurately and subject to additional credit risks. Changes in the value of structured securities may not correlate perfectly with the underlying asset, rate or index. The Fund that invsests in structured securities could lose more than the principal amount invested.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectus, the Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed income securities to take a defensive position. These securities include:

       -   U.S. Government Securities.

       - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

       - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

       - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

       -   Repurchase agreements.

WHEN-ISSUED OR FORWARD TRANSACTIONS. The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date which could result in depreciation of the value of fixed income when-issued securities. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.


POLICIES AND PROCEDURES GOVERNING DISCLOSURE OF PORTFOLIO HOLDINGS. The Board has adopted policies and procedures with respect to the disclosure of the Fund's portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. Except as noted in the three instances below, the Fund does not provide portfolio holdings to any third party until they are made available to the general public on Lord Abbett's website at www.LordAbbett.com or otherwise. The exceptions are as follows:

       1. The Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent public accounting firms, counsel, etc.), as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis within 15 days following the end of the period, and (b) third party consultants on a monthly or calendar quarterly basis within 15 days following period-end for the sole purpose of performing their own analyses with respect to the Fund. The Fund may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Fund;

       2. The Fund may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, and/or portfolio performance attribution information as of the month-end within 15 days thereafter to certain Financial Intermediaries; and

       3. The Fund may provide its portfolio holdings or related information in response to governmental requests or subpoenas or in similar circumstances.

Before providing schedules of its portfolio holdings to a third party in advance of making them available to the general public, the Fund obtains assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings, and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Fund related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Fund and/or its investment strategies, or as otherwise agreed to among the parties. In addition and also in the case of other portfolio related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of the Fund approves these arrangements subject to the Board's review and oversight, and Lord Abbett provides reports at least semi-annually to the Board concerning them. The Board also reviews the Fund's policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.

Neither the Fund, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Fund related to the Fund's portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Fund. Neither the Fund, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Fund or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons.

Lord Abbett's Compliance Department periodically reviews and evaluates Lord Abbett's adherence to the above policies and procedures, including the existence of any conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

FUND'S PORTFOLIO INFORMATION RECIPIENTS. Attached as Appendix A is a list of the third parties that may receive portfolio holdings information under the circumstances described above.

                                       3.
                             MANAGEMENT OF THE FUND

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. As discussed fully below, the Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                                       CURRENT POSITION
NAME, ADDRESS AND                      LENGTH OF SERVICE     PRINCIPAL OCCUPATION
DATE OF BIRTH                          WITH FUND             DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-------------                          ---------             ----------------------                -------------------
ROBERT S. DOW                          Director since        Managing Partner and Chief            N/A
Lord, Abbett & Co. LLC                 1989 and Chairman     Investment Officer of Lord
90 Hudson Street                       since 1996            Abbett since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

INDEPENDENT DIRECTORS

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                                       CURRENT POSITION
NAME, ADDRESS AND                      LENGTH OF SERVICE     PRINCIPAL OCCUPATION
DATE OF BIRTH                          WITH FUND             DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-------------                          ---------             ----------------------                -------------------
E. THAYER BIGELOW                      Director since 1994   Managing General Partner, Bigelow     Currently serves as
Bigelow Media, LLC                                           Media, LLC (since 2000); Senior       director of Adelphia
41 Madison Ave. Suite 3810                                   Adviser, Time Warner Inc. (1998 -     Communications, Inc.,
New York, NY                                                 2000); Acting Chief Executive         Crane Co. and Huttig
Date of Birth: 10/22/1941                                    Officer of Courtroom Television       Building Products Inc.
                                                             Network  (1997 - 1998); President
                                                             and Chief Executive Officer of Time
                                                             Warner Cable Programming, Inc.
                                                             (1991 - 1997).

WILLIAM H.T. BUSH                      Director since 1998   Co-founder and Chairman of the        Currently serves as
Bush-O'Donnell & Co., Inc.                                   Board of the financial advisory       director of Wellpoint
101 South Hanley Road                                        firm of Bush-O'Donnell & Company      Health Network, Inc., DT
Suite 1250                                                   (since 1986).                         Industries Inc., and
St. Louis, MO                                                                                      Engineered Support
Date of Birth: 7/14/1938                                                                           Systems, Inc.

                                       CURRENT POSITION
NAME, ADDRESS AND                      LENGTH OF SERVICE     PRINCIPAL OCCUPATION
DATE OF BIRTH                          WITH FUND             DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-------------                          ---------             ----------------------                -------------------
ROBERT B. CALHOUN, JR.                 Director since 1998   Managing Director of Monitor          Currently serves as
Monitor Clipper Partners                                     Clipper Partners (since 1997) and     director of Avondale,
650 Madison Ave. 9th Fl.                                     President of Clipper Asset            Inc. and Interstate
NewYork, NY                                                  Management Corp. (since 1991), both   Bakeries Corp.
Date of Birth: 10/25/1942                                    private equity investment funds.

JULIE A. HILL                          Director since 2004   Owner and CEO of the Hillsdale        Currently serves as
20 Via Diamante                                              Companies (1997-present); Founder,    director of Wellpoint
Newport Coast, CA  92657                                     President and Owner of the            Health Networks, Inc.
Date of Birth:  7/16/1946                                    Hiram-Hill and Hillsdale              Resources Connection
                                                             Developments Companies from           Inc.; Holcim (US) Inc.
                                                             1998-2001.                            (parent company Holcim
                                                                                                   Ltd.).
FRANKLIN W. HOBBS                      Director since 2000   Senior Advisor (since April 2003)     Currently serves as
Houlihan Lokey Howard & Zukin                                and Former Chief Executive Officer    director of Adolph Coors
685 Third Ave.                                               of Houlihan Lokey Howard & Zukin,     Company.
New York, NY                                                 an investment bank (January 2002 to
Date of Birth: 7/30/1947                                     April 2003); Chairman of Warburg
                                                             Dillon Read (1999 - 2001); Global
                                                             Head of Corporate Finance of SBC
                                                             Warburg Dillon Read (1997 - 1999);
                                                             Chief Executive Officer of Dillon,
                                                             Read & Co. (1994 - 1997).

C. ALAN MACDONALD                      Director since        Retired - General Business and        Currently serves as
415 Round Hill Road                    1996; and Lead        Governance Consulting (since 1992);   director of  Lincoln
Greenwich, CT                          Independent Director  formerly President and CEO of         Snacks, H.J. Baker, and
Date of Birth: 5/19/1933                                     Nestle Foods.                         Seix Fund, Inc.*

THOMAS J. NEFF                         Director since 1982   Chairman of Spencer Stuart, an        Currently serves as
Spencer Stuart                                               executive search consulting firm      director of Ace, Ltd.
277 Park Avenue                                              (since 1996); President of Spencer    and Exult, Inc.
New York, NY                                                 Stuart (1979-1996).
Date of Birth: 10/2/1937

----------
*Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Fund's Chairman, CEO, and President and the Managing Partner of Lord Abbett.

None of the officers listed below have received compensation from the Fund. All the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.

NAME AND                           CURRENT POSITION     LENGTH OF SERVICE         PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH FUND            OF CURRENT POSITION       DURING PAST FIVE YEARS
---------------                    ---------            -------------------       ----------------------
ROBERT S. DOW                      Chief Executive      Elected in 1996           Managing Partner and Chief Investment
(3/8/1945)                         Officer and                                    Officer of Lord Abbett since 1996.
                                   President

CHRISTOPHER J. TOWLE               Executive Vice       Elected in 1995           Partner and Investment Manager, joined Lord
(10/12/1957)                       President                                      Abbett in 1987.

TRACIE E. AHERN                    Vice President and   Elected in 1999           Partner and Director of Portfolio Accounting
(1/12/1968)                        Treasurer                                      and Operations, joined Lord Abbett in 1999,
                                                                                  formerly Vice President - Head of Fund
                                                                                  Administration of Morgan Grenfell from 1998
                                                                                  to 1999, prior thereto Vice President of
                                                                                  Bankers Trust.

JOAN A. BINSTOCK                   Chief Financial      Elected in 1999           Partner and Chief Operations Officer, joined
(3/4/1954)                         Officer and Vice                               Lord Abbett in 1999, prior thereto Chief
                                   President                                      Operating Officer of Morgan Grenfell.

DANIEL E. CARPER                   Vice President       Elected in 1987           Partner, joined Lord Abbett in 1979.
(1/22/1952)

MICHAEL S. GOLDSTEIN               Vice President       Elected in 1998           Partner and Fixed Income Investment Manager,
(10/29/1968)                                                                      joined Lord Abbett in 1997.

PAUL A. HILSTAD                    Vice President and   Elected in 1995           Partner and General Counsel, joined Lord
(12/13/1942)                       Secretary                                      Abbett in 1995.

ELLEN G. ITSKOVITZ                 Vice President       Elected in 2001           Partner and Senior Research Analyst, joined
(10/30/1957)                                                                      Lord Abbett in 1998.

LAWRENCE H. KAPLAN                 Vice President and   Elected in 1997           Partner and Deputy General Counsel, joined
(1/16/1957)                        Assistant Secretary                            Lord Abbett in 1997.

MAREN LINDSTROM                    Vice President       Elected in 2000           Partner and Fixed Income Investment Manager,
(9/17/1962)                                                                       joined Lord Abbett in 2000, prior thereto
                                                                                  Director Convertible Sales at Warburg Dillon
                                                                                  Read from 1999 to 2000, prior thereto Vice
                                                                                  President-Convertible Sales at Deutsche Bank
                                                                                  Securities Inc. from 1998 to 1999.

ROBERT G. MORRIS                   Vice President       Elected in 1995           Partner and Director of Equity Investments,
(11/6/1944)                                                                       joined Lord Abbett in 1991.

A. EDWARD OBERHAUS, III            Vice President       Elected in 1996           Partner and Manager of Equity Trading,
(12/21/1959)                                                                      joined Lord Abbett in 1983.

CHRISTINA T. SIMMONS               Vice President and   Elected in 2001           Assistant General Counsel, joined Lord
(11/12/1957)                       Assistant Secretary                            Abbett in 1999, formerly Assistant General
                                                                                  Counsel of Prudential Investments from 1998
                                                                                  to 1999, prior thereto Counsel of Drinker,
                                                                                  Biddle & Reath LLP, a law firm.

BERNARD J. GRZELAK                 Treasurer            Elected in 2003           Director of Fund Administration, joined Lord
(6/12/1971)                                                                       Abbett in 2003, formerly Vice President,
                                                                                  Lazard Asset Management from 2000 to 2003,
                                                                                  prior thereto Manager of Deloitte & Touche
                                                                                  LLP.

COMMITTEES
The standing committees of the Board are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.


The Audit Committee is composed of Directors who are not "interested persons" of the Fund. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs, and Ms. Hill. The Audit Committee provides assistance to the Board of Directors in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Fund, and the quality and integrity of the Fund's financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Fund's independent auditors and considering violations of the Fund's Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met _____ times.

The Proxy Committee is composed of at least two Directors who are not "interested persons" of the Fund, and also may include one or more Directors who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Directors: Messrs. Bush, MacDonald and Neff. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met ____.

The Nominating and Governance Committee is composed of all the Directors who are not "interested persons" of the Fund. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met ___ times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Fund's shareholders to serve as an independent Director. A shareholder who would like to recommend a candidate may write to the Fund. Governance Committee met four times.



APPROVAL OF ADVISORY CONTRACT

[TO BE UPDATED]
At a meeting on December __, 2004, the Board, including all its Directors who are not interested persons of the Fund (the "Board"), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration.

INFORMATION RECEIVED BY THE BOARD. The materials received by the Board included, but were not limited to, (1) information on the investment performance of the Fund and a peer group of funds for the preceding twelve months and for other periods, (2) information on the effective management fee rates and expense ratios for funds with the same objectives and similar size, (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, (7) information regarding the personnel, information technology, and other resources devoted by Lord Abbett to managing the Fund.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. Matters considered by the Board in connection with its approval of the continuation of the management agreement included, but were not limited to, the following:

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the peer group of funds, both in terms of total return and in terms of other statistical measures for the preceding twelve months and for other periods. The Board also considered whether the Fund had operated within its investment restrictions.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of the Fund's investment objective and discipline. Among other things, the Board considered the size, education, and experience of Lord Abbett's investment management staff, its use of technology, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent, custodian, and subcustodians.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of a peer group of funds. The Board also considered the amount and nature of fees paid by shareholders.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. The Board considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit is fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board also considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel.

ECONOMIES OF SCALE. The Board considered whether there have been any economies of scale in managing the Fund, whether the Fund has appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment management, the allocation of Fund brokerage, and the receipt of research by Lord Abbett in return for fund brokerage. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

After considering all of the relevant factors, the Board unanimously voted to approve continuation of the existing management agreement.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the directors/trustees of the Fund and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Fund for outside Directors. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds who is also associated with Lord Abbett, and no officer of the funds, received any compensation from the funds for acting as a director/trustee or officer.

(1)                                 (2)                                (3)
                                                                       FOR YEAR ENDED
                                    FOR THE FISCAL YEAR ENDED          DECEMBER 31, 2003
                                    DECEMBER 31, 2003                  TOTAL COMPENSATION
                                    AGGREGATE COMPENSATION             PAID BY THE FUND AND
                                    ACCRUED BY                         THIRTEEN OTHER LORD
NAME OF DIRECTOR                    THE FUND(1)                        ABBETT-SPONSORED FUNDS(2)
----------------                    -----------------                  -------------------------
E. Thayer Bigelow                   $  17,328                          $  95,000
William H.T. Bush                   $  17,146                          $  94,000
Robert B. Calhoun, Jr.              $  18,058                          $  99,000
Julie A. Hill*                           None                               None
Franklin W. Hobbs                   $  17,328                          $  95,000
C. Alan MacDonald                   $  17,602                          $  96,500
Thomas J. Neff                      $  17,146                          $  94,000
James F. Orr, III**                 $   2,158                          $  11,833

----------
*Elected effective February 1, 2004
**Elected effective July 18, 2002. Resigned March 3, 2003.

       1. Outside Directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside Directors may be deferred at the option of a Director under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the funds for later distribution to the Directors. In addition, $25,000 of each Director's retainer must be deferred and is deemed invested in shares of the Fund and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Directors are $4,560, $7,144, $17,816, $0, $17,138, $4,560, $16,956, and $4,431,
           respectively.

       2. The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2003, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Director in the Fund and other Lord Abbett-sponsored funds as of December 31, 2003. The amounts shown include deferred compensation to the Directors deemed invested in fund shares. The amounts ultimately received by the Directors under the deferred compensation plan will be directly linked to the investment performance of the funds.

                                                          AGGREGATE DOLLAR RANGE OF
                               DOLLAR RANGE OF EQUITY     EQUITY SECURITIES IN
NAME OF  DIRECTOR              SECURITIES IN THE FUND     LORD ABBETT-SPONSORED FUNDS
-----------------              ----------------------     ---------------------------
Robert S. Dow                  Over $100,000              Over $100,000
E. Thayer Bigelow              Over $100,000              Over $100,000
William H. T. Bush             $10,001-$50,000            Over $100,000
Robert B. Calhoun, Jr.         $50,001-$100,000           Over $100,000
Julie A. Hill*                 None                       None
Franklin W. Hobbs              $50,001-$100,000           Over $100,000
C. Alan MacDonald              Over $100,000              Over $100,000
Thomas J. Neff                 Over $100,000              Over $100,000
James F. Orr, III**            $10,001-$50,000            Over $100,000

----------
*Elected effective February 1, 2004.
**Elected effective July 18, 2002. Resigned March 3, 2003.

CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored funds, together with the Partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett Partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.

PROXY VOTING
The Fund has delegated proxy voting responsibilities to the Fund's investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix A.

In addition, the Fund will be required to file new Form N-PX, with its complete proxy voting record for the twelve months ending June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Fund's Form N-PX filing will be available on the SEC's website at www.sec.gov. It is anticipated that the Fund will also make this information available, without charge, on Lord Abbett's website at www.LordAbbett.com.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of April __, 2005, the Fund's officers and Directors, as a group, owned less than 1% of the Fund's outstanding Class Y shares. As of April ___, 2005, to the best of our knowledge, other than Lord Abbett Distributor and other institutional broker-dealers for the benefit of their clients, the following record holders owned more than 5% of the Fund's outstanding class Y shares:


Lord Abbett Balanced Series
90 Hudson Street                            97.21%
Jersey City, NJ

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER
As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. The following partners of Lord Abbett are also officers of the Fund: Tracie E. Ahern, Joan A. Binstock, Daniel E. Carper, Robert S. Dow, Michael S. Goldstein, Paul A. Hilstad, Ellen G. Itskovitz, Lawrence H. Kaplan, Maren Lindstrom, Robert G. Morris, A. Edward Oberhaus, III, and Christopher J. Towle. Robert S. Dow is a partner of Lord Abbett and an officer and Director of the Fund. The other Partners are: Michael Brooks, Zane E. Brown, Patrick Browne, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Robert I. Gerber, Michael A. Grant, Howard E. Hansen, Charles Hofer, W. Thomas Hudson, Jr., Cinda Hughes, Robert A. Lee, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert J. Noelke, R. Mark Pennington, Walter Prahl, Michael Rose, Eli
M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Diane Tornejal, Edward K. von der Linde and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Fund, the Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% of the first $500 million of average daily net assets and .45 of 1% of assets over $500 million. This fee is allocated among the classes based on the classes' proportionate share of such average daily net assets. For the fiscal years ended December 31, 2003, 2002, and 2001, the management fees paid to Lord Abbett amounted to $31,022,356, $21,421,980, and $17,864,467, respectively.

Although not obligated to do so, Lord Abbett may waive all or a portion of its management fees and may assume other expenses of the Fund.

The Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, fund accounting expenses, insurance premiums, and other expenses connected with executing portfolio transactions.


COMPENSATION OF INVESTMENT MANAGERS
Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. Base salaries are assigned at a level that takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a multiple of base salaries, are determined after an evaluation of the investment manager's investment results. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns vs. both the appropriate style benchmarks and the appropriate peer group rankings. In addition to investment returns, other factors that are taken into consideration are: style consistency, dispersion among portfolios with similar objectives and the risk taken to achieve the portfolio returns. Finally, there is a component of that bonus that reflects leadership and management of the investment team. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett may designate a manager's bonus payment for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. Lord Abbett has taken pains to avoid creating any profit centers within the firm.

Lord Abbett provides a 401k profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

ADMINISTRATIVE SERVICES
Pursuant to an Administrative Services Agreement with the Fund, Lord Abbett will provide certain administrative services not involving the provision of investment advice to the Fund. Under the Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%. This fee is allocated among the classes of shares of the Fund based on average daily net assets.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund.

CUSTODIAN AND ACCOUNTING AGENT
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is the Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Fund in foreign countries and to hold cash and currencies for the Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting the Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates the Fund's net asset value.

TRANSFER AGENT
UMB, N.A., 928 Grand Blvd., Kansas City, MO, 64106, acts as the transfer agent and dividend disbursing agent for the Fund.

INDEPENDENT AUDITORS

Not Applicable.


                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES


The Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.


Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

In transactions on stock exchanges on the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Fund's portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

While neither Lord Abbett nor the Fund obtains third party research services from brokers executing portfolio transactions for the Fund, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account, are not a substitute for Lord Abbett's services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.


No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.


Lord Abbett seeks to combine or "batch" purchases or sales of a particular security placed at the same time for similarly situated accounts, including the Fund, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Fund, will do so at the average share price for all transactions related to that order in that security on that business day. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.


For the fiscal years ended December 31, 2003, 2002, and 2001 the Fund paid total brokerage commissions on transactions of securities to independent broker-dealers of $599,238, $785,579 and $155,981 resepectively.

                                       7.
                                CLASSES OF SHARES

Each Fund offers investors different classes of shares to eligible purchasers. Only Class Y shares for each Fund are offered in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent auditors, the approval of a contract with a principal underwriter and the election of directors from the separate voting requirements.

The Company's By-Laws provide that a Fund shall not hold meetings of its shareholders in any year unless one or more matters are required to be acted on by shareholders under the Act, or unless called by a majority of the Board or by shareholders holding at least one quarter of the stock of the Funds' outstanding and entitled to vote at the meeting.

                                       8.

            PURCHASES, REDEMPTIONS, PRICING, AND PAYMENTS TO DEALERS


Information concerning how we value our shares is contained in the Prospectus under "Purchases" and "Redemptions."

The Fund's Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the Prospectus under "Purchases."

Under normal circumstances we calculate the Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid or, in the case of bonds, in the over-the-counter market if, that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or , if there were not transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed-income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an indepedent pricing service at the close of regular trading on the London Stock Exchange. If such exchange rates are not available, the rate of exchange will be determined in accordance with policies established by the Board.

The net asset value per share for the Class Y shares will be determined by taking the net assets and dividing by the number of Class Y shares outstanding. Our Class Y shares will be offered at net asset value.

CLASS Y SHARE EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for Class Y shares of any Lord Abbett-sponsored fund currently offering Class Y shares to the public. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. The Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund or Lord Abbett Distributor. The Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. The order will be priced at a Fund's net asset value next computed after it is received by the Fund's authorized agent or, if applicable, the agent's authorized designee. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.


REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. As described in the Fund's prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers") in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this statement of additional information, the Dealers to whom Lord Abbett or Lord Abbett Distributor makes revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) were as follows:

   A.G. Edwards & Sons, Inc.
   Advest, Inc.
   B.C. Ziegler and Company
   Bodell Overcash Anderson & Co., Inc.
   Cadaret, Grant & Co., Inc.
   Edward D. Jones & Co.
   Family Investors Company
   James I. Black & Co.
   Legg Mason Wood Walker, Inc.
   McDonald Investments Inc.
   Merrill Lynch, Pierce, Fenner & Smith Incorporated
     (and/or certain of its affiliates)
   Piper Jaffrey & Co.
   Protective Life Insurance Company
   Prudential Investment Management Services LLC
   RBC Dain Rauscher
   Raymond James & Associates, Inc.
   Raymond James Financial Services, Inc.
   Citigroup Global Markets, Inc.
   Sun Life Assurance Company of Canada
   UBS Financial Services Inc.
   Wachovia Securities, LLC

For more specific information about any revenue sharing payments made to your Dealer, investors should contact their investment professionals.


REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of the Fund's shareholders to make redemption payments wholly in cash, the Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. The Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
                              TAXATION OF THE FUND

The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates. Assuming the Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

The Fund intends to declare and pay as dividends each year substantially all of its net investment income. Dividends paid by the Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income, however, certain qualified dividends that a Fund receives are subject to a reduced tax rate of 15% (5% for taxpayers in the 10% or 15% tax brackets) if you meet the holding period requirement. Generally, you must have held your Fund shares for more than 60 days. Dividends paid by the Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. All dividends are taxable to you regardless of whether they are received in cash or reinvested in Fund shares.

Dividends paid by the Fund to corporate shareholders will qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares.

Distributions paid by the Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. The Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

Upon your sale, exchange, or redemption of Fund shares, you will recognize short- or long-term capital gain or loss, depending upon whether your holding period of the Fund shares exceeds one year. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities.

The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 20% (10% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Certain investment practices that the Fund may utilize, such as investing in futures, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the character and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

The Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that the Fund will not be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemption payments ("backup withholding"). Generally, you will be subject to backup withholding if the Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, you have furnished an incorrect number. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of the Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. The Fund may invest some or all of its assets in such federal obligations. The Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund. The Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.
                                   PERFORMANCE

The Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of Fund shares at the end of the measurement period. The Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class Y shares, no sales charge is deducted from the initial investment and the total return is shown at net asset value.

Using the computation methods described above, the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of December 31, 2003, for the Fund's Class Y shares for one year and the life of Fund. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Certain qualified dividends received by a Fund after December 31, 2002, will be subject to a reduced tax rate and not the ordinary tax rate. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before- and after-tax returns are provided for Class Y shares for the Fund. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

                                                                    LIFE OF FUND
                                          1 YEAR     5 YEARS     CLASS Y - 3/27/1998
                                          ------     -------     -------------------
     Class Y Shares                       20.58%      5.53%             4.88%
          Before Taxes

     Class Y Shares After                 17.50%      2.10%             1.49%
          Taxes on Distributions

     Class Y Shares After Taxes on        13.19%      2.52%             1.98%
          Distributions and Sale of
          Fund Shares

The yield quotation for Class Y shares of a fixed income fund is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: the dividends, and interest earned by the class during the period minus its aggregate expenses accrued during the period (net of reimbursements) and divided by the product of (i) the average daily number of class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one, and then increase the sum to the sixth power. Then subtract one from the product of this multiplication and multiply the remainder by two. For the 30-day period ended December 31, 2003 the yield for the Class Y shares of the Fund was 5.25%. The yield for the Class Y shares does not reflect the deduction of any sales charge.

These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports, or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. The Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, the Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services, and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS


Not Applicable.

                                   APPENDIX A

                      FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that may receive portfolio holdings or related information under the circumstances described above under Investment Policies - Policies and Procedures Governing Disclosure of Portfolio Holdings:



                                                                                     PORTFOLIO COMMENTARIES, FACT
                                                                                          SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS                  ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                            (ITEM #2)*
ABN-AMRO Asset Management                                                                       Monthly
ADP Retirement Services                                                                         Monthly
AG Edwards                                                                                      Monthly
AIG SunAmerica                                                                                  Monthly
Allstate Life Insurance Company                                                                 Monthly
Alpha Investment Consulting Group LLC                                                           Monthly
American Express Retirement Services                                                            Monthly
American United Life Insurance Company                                                          Monthly
AMG Data Services                                                                               Monthly
Amivest Capital Management                                                                      Monthly
Amvescap Retirement                                                                             Monthly
AON Consulting                                                                                  Monthly
Arnerich Massena & Associates, Inc.                      Monthly                                Monthly
Asset Performance Partners                               Monthly                                Monthly
Asset Strategies Portfolio Services, Inc.                                                       Monthly
AXA Financial, Inc.                                                                             Monthly
Bank of America Corporation                                                                     Monthly
Bank of New York                                         Monthly                                Monthly
Bank of Oklahoma                                                                                Monthly
Bank One                                                                                        Monthly
Bear Stearns
Becker, Burke Associates                                 Monthly                                Monthly
Bell GlobeMedia Publishing Co.                           Monthly
Bellwether Consulting                                                                           Monthly
Berthel Schutter                                         Monthly                                Monthly
Bloomberg Integration Services LLC / Bloomberg
L.P. (fixed income trading system)
Brown Brothers Harriman                                                                         Monthly
Buck Consultants, Inc.                                                                          Monthly
Callan Associates, Inc.                                  Monthly                                Monthly
Cambridge Associates LLC                                 Monthly                                Monthly
Cambridge Financial Services                                                                    Monthly
Capital Access International
Ceridian                                                                                        Monthly
Charles Schwab & Co                                                                             Monthly

                                                                                     PORTFOLIO COMMENTARIES, FACT
                                                                                          SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS                  ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                            (ITEM #2)*
Chicago Trust Company                                                                           Monthly
CIBC Oppenheimer                                                                                Monthly
Cigna Retirement and Investment Services
CitiStreet Retirement Services                                                                  Monthly
Clark Consulting                                                                                Monthly
Columbia Funds                                                                                  Monthly
Columbia Management Group                                                                       Monthly
Columbia Trust Company                                                                          Monthly
Concord Advisory Group Ltd.                              Monthly                                Monthly
Consulting Services Group, LP                                                                   Monthly
Copic Financial                                                                                 Monthly
CPI Qualified Plan Consultants                                                                  Monthly
CRA Rogers Casey                                                                                Monthly
Curcio Webb                                              Monthly                                Monthly
D.A. Davidson                                                                                   Monthly
Dahab Assoc.                                                                                    Monthly
Daily Access                                                                                    Monthly
Defined Contribution Advisors, Inc.                                                             Monthly
Delaware Investment Advisors                                                                    Monthly
Deliotte & Touche LLP (Funds' independent               Annually                               Annually
auditors)
DeMarche Assoc., Inc.                                    Monthly                                Monthly
DiMeo Schneider & Associates                                                                    Monthly
Disabato Associates, Inc.                                                                       Monthly
Diversified Investment Advisors, Inc.                                                           Monthly
DST Systems, Inc. (Funds' Transfer Agent)
EAI                                                                                             Monthly
Edgewood Services, Inc.
Edward Jones                                                                                    Monthly
Ennis, Knupp & Associates                                                                       Monthly
Evaluation Associates, Incorporated
Factset Research Systems Inc. (quantitative
analytics for Funds)
Federated Investments                                                                           Monthly
FEP Capital, L.P. (B share financing)                    Monthly
Fidelity Capital Technology, Inc. (corporate
action tracking)
Fidelity Investments                                                                            Monthly
Fifth Third Bank                                                                                Monthly
First Mercantile Trust Co.                                                                      Monthly
FleetBoston Financial Corp.                                                                     Monthly
Franklin Templeton                                                                              Monthly
Freedom One Financial Group                              Monthly
Freedom One Investment Advisors                                                                 Monthly


----------

     *This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.

                                                                                     PORTFOLIO COMMENTARIES, FACT
                                                                                          SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS                  ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                            (ITEM #2)*
Frost Bank                                                                                      Monthly
Frye Louis Capital Management, Inc.
Fuji Investment Management Co., Ltd.                                                            Monthly
Fund Evaluation Group, Inc.                              Monthly                                Monthly
Goldman Sachs                                                                                   Monthly
Great-West Life and Annuity Insuance Company                                                    Monthly
Greenwich Associates                                                                            Monthly
Hartford Life Insurance Company                                                                 Monthly
Hartland & Co.                                           Monthly                                Monthly
Hewitt Associates, LLC                                   Monthly                                Monthly
Hewitt Investment Group                                  Monthly                                Monthly
Highland Consulting Associates, Inc.
Holbien Associates, Inc.                                                                        Monthly
Horace Mann Life Insurance Company                                                              Monthly
HSBC Bank USA N.A.                                                                              Monthly
ICMA Retirement Corp.                                                                           Monthly
ING                                                                                             Monthly
Institutional Shareholder Services, Inc.
(proxy voting administrator)
Interactive Data Corporation (pricing vendor)
Intuit                                                                                          Monthly
INVESCO Retirement Services                                                                     Monthly
Invesmart                                                                                       Monthly
Investment Consulting Services, LLC                                                             Monthly
Inviva                                                                                          Monthly
Jefferson National Life Insurance Company                                                       Monthly
Jeffrey Slocum & Associates, Inc.                        Monthly                                Monthly
JP Morgan Consulting                                                                            Monthly
JP Morgan Fleming Asset Management                                                              Monthly
JP Morgan Investment Management                                                                 Monthly
Kirkpatrick & Lockhart LLP (Counsel to Lord,                                                    Monthly
Abbett & Co. LLC)
LCG Associates, Inc.                                                                            Monthly
Legacy Strategic Asset Mgmt. Co.                                                                Monthly
Legg Mason                                                                                      Monthly
Lincoln Financial                                                                               Monthly
Lipper Inc., a Reuters Company                           Monthly
LPL Financial Services                                                                          Monthly
Madison Portfolio Consultants, Inc.
Manulife Financial                                                                              Monthly
Marco Consulting Group                                                                          Monthly


----------

     *This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.
     *This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.

                                                                                     PORTFOLIO COMMENTARIES, FACT
                                                                                          SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS                  ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                            (ITEM #2)*
Marquette Associates, Inc.                               Monthly                                Monthly
MassMutual Financial Group                                                                      Monthly
McDonald                                                                                        Monthly
Meketa Investment Group                                                                         Monthly
Mellon Employee Benefit Solutions                                                               Monthly
Mellon Human Resources & Investor Solutions                                                     Monthly
Mercer HR Services                                                                              Monthly
Mercer Investment Consulting                                                                    Monthly
Merrill Lynch                                                                                   Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.              Monthly
MetLife                                                                                         Monthly
MetLife Investors                                                                               Monthly
MFS Retirement Services, Inc.                                                                   Monthly
MFS/Sun Life Financial Distributors, Inc.                                                       Monthly
(MFSLF)
Midland National Life                                                                           Monthly
Milliman & Robertson Inc.                                                                       Monthly
Minnesota Life Insurance Company                                                                Monthly
Monroe Vos Consulting Group, Inc.                                                               Monthly
Morgan Keegan                                                                                   Monthly
Morgan Stanley Dean Witter                                                                      Monthly
MorganStanley                                                                                   Monthly
Morningstar Associates, Inc. / Morningstar,     Monthly (with 1 month lag)                      Monthly
Inc.
National City Bank                                                                              Monthly
Nationwide Financial                                                                            Monthly
NCCI Holdings, Inc.                                                                             Monthly
New England Pension Consultants                          Monthly                                Monthly
Newkirk Products, Inc.                                   Monthly
New York Life Investment Management                                                             Monthly
Nordstrom Pension Consulting (NPC)                                                              Monthly
NY Life Insurance Company                                                                       Monthly
Oppenheimer Asset Management
Oxford Associates                                                                               Monthly
Palmer & Cay Investment Services                                                                Monthly
Paul L. Nelson & Associates                                                                     Monthly
Peirce Park Group                                                                               Monthly
Pension Consultants, Inc.                                                                       Monthly
PFE Group                                                                                       Monthly
PFM Group                                                                                       Monthly
PFPC, Inc.                                                                                      Monthly
Phoenix Life Insurance Company                                                                  Monthly
Piper Jaffray                                                                                   Monthly
PNC Advisors                                                                                    Monthly


----------

     *This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.

                                                                                     PORTFOLIO COMMENTARIES, FACT
                                                                                          SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS                  ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                            (ITEM #2)*
Portfolio Evaluations, Inc.                                                                     Monthly
Prime, Buchholz & Associates, Inc.                                                              Monthly
Princeton Financial Systems, Inc. (portfolio
administration system)
Protective Life Corporation                                                                     Monthly
Prudential Financial                                                                            Monthly
Prudential Insurance Company of America
Prudential Investments                                                                          Monthly
Prudential Securities, Inc.                                                                     Monthly
Putnam Fiduciary Trust Company                           Monthly
Putnam Investments                                                                              Monthly
R.V. Kuhns & Associates, Inc.                                                                   Monthly
Raymond James Financial, Inc.                                                                   Monthly
RBC Dain Rauscher                                                                               Monthly
Rocaton Investment Advisors, LLC                                                                Monthly
Ron Blue & Co.                                                                                  Monthly
Roszel Advisors, LLC (MLIG)                                                                     Monthly
Russell Mellon Analytical Services
Schwab Corporate Services                                Monthly
Scudder Investments                                                                             Monthly
Segal Advisors                                                                                  Monthly
SEI Investment                                                                                  Monthly
SG Constellation, LLC                                    Monthly
Shields Associates                                                                              Monthly
Smith Barney                                                                                    Monthly
Spagnola-Cosack, Inc.                                                                           Monthly
Standard & Poor's                               Monthly (with 1 month lag)                      Monthly
Stanton Group                                                                                   Monthly
State Street Bank and Trust Company (Funds'               Daily
custodian and accounting agent)
Stearne, Agee & Leach                                                                           Monthly
Stephen's, Inc.                                                                                 Monthly
Stifel Nicolaus                                                                                 Monthly
Strategic Advisers, Inc.                                 Monthly
Strategic Insight
Strategic Investment Solutions                                                                  Monthly
Stratford Advisory Group, Inc.                           Monthly                                Monthly
Summit Strategies Group                                                                         Monthly
T. Rowe Price Associates, Inc.                                                                  Monthly
TD Asset Management                                                                             Monthly
The 401k Company                                                                                Monthly
The Carmack Group, Inc.                                                                         Monthly
The MacGregor Group, Inc. (equity trading
system)
The Managers Fund                                                                               Monthly


----------

     *This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.

                                                                                     PORTFOLIO COMMENTARIES, FACT
                                                                                          SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS                  ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                            (ITEM #2)*
The Manufacturers Life Ins. Co.                          Monthly
The Vanguard Group                                                                              Monthly
Thomson Financial Research (past performance             Monthly
hypotheticals)
Towers Perrin                                                                                   Monthly
Transamerica Retirement Services                                                                Monthly
Travelers Life and Annuity Company                                                              Monthly
UBS (Luxembourg) S.A.
UBS- Prime Consulting Group                                                                     Monthly
UMB Bank                                                                                        Monthly
Union Bank of California                                                                        Monthly
US Bank                                                                                         Monthly
USI Retirement                                                                                  Monthly
Valic                                                                                           Monthly
Vickers Stock Research Corporation
Victory Capital Management                                                                      Monthly
Vestek Systems, Inc.                                     Monthly
Wachovia                                                                                        Monthly
Wachovia Bank                                                                                   Monthly
Watson Wyatt Worldwide                                                                          Monthly
Welch Hornsby & Welch                                                                           Monthly
Wellesley Group, Inc.
Wells Fargo                                                                                     Monthly
William M. Mercer Consulting Inc.                                                               Monthly
Wilmer Cutler Pickering Hale and Dorr LLP                Monthly                                Monthly
(Counsel to the Independent Board of
Directors/ Trustees)
Wilshire Associates, Inc.                                                                       Monthly
Wurts & Associates, Inc.                                 Monthly                                Monthly
Wyatt Investment Consulting, Inc.                                                               Monthly
Yanni Partners, Inc.                                                                            Monthly


----------

     *This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.

                                   APPENDIX B
                                                               DECEMBER 31, 2004


                             LORD, ABBETT & CO. LLC
                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION


     Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

     The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

     Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.


SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.


     Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

     The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.


SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.


     Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private
Advisory

Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

     For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of ISS.


                       SUMMARY OF PROXY VOTING GUIDELINES

     Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

                              ELECTION OF DIRECTORS

     Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.


     There are some actions by directors that may result in votes being withheld. These actions include:

     1) Attending less than 75% of board and committee meetings without a valid excuse.

     2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

     3) Failing to act on takeover offers where a majority of shareholders tendered their shares.

     4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.

     5)   Failing to replace management as appropriate.

     We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

                          INCENTIVE COMPENSATION PLANS


     We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

     We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:


     1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

     2)   Management's rationale for why the repricing is necessary.

     3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

     4) Other factors, such as the number of participants, term of option, and the value for value exchange.


     In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.


SHAREHOLDER RIGHTS

CUMULATIVE VOTING

     We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING

     There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

     On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

SUPERMAJORITY VOTING

     Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

     Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

     Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:


1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:


       - Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

       -  No dead-hand or no-hand pills.

       - Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

       - Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES


     It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                                   APPENDIX C

                             CORPORATE BOND RATINGS

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation's Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the LEAST degree of speculation and 'C' the highest. While such debt will likely have some quality and protECTIVE characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest PAYMENTS OR principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The 'D' rating also will bE USED upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                      LORD ABBETT BOND-DEBENTURE FUND, INC.
                                     PART C
                                OTHER INFORMATION

Item 22.      EXHIBITS

                 (a)  (i)   RESTATED ARTICLES OF INCORPORATION. Incorporated by
                            reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A filed on April
                            30, 1998.
                      (ii)  CERTIFICATE OF CORRECTION DATED APRIL 19, 2001.
                            Incorporated by reference to Post-Effective
                            Amendment No. 52 to the Registration Statement on
                            Form N-1A filed on April 19, 2001.
                      (iii) CERTIFICATE OF CORRECTION DATED APRIL 23, 2002.
                            Incorporated by reference to Post-Effective
                            Amendment No. 53 filed on April 29, 2002.
                      (iv)  ARTICLES SUPPLEMENTARY DATED FEBRUARY 24, 2003.
                            Incorporated by reference to Post-Effective
                            Amendment No. 54 filed on April 28, 2003.

                 (b) BY-LAWS. Amended and Restated as of April 20, 2004. To be filed.

                 (c) INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. Not Applicable.

                 (d) MANAGEMENT AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 28, 2003.

                 (e) UNDERWRITING CONTRACTS. Distribution Agreement. Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on April 28, 2004.

                 (f) BONUS OR PROFIT SHARING CONTRACTS. Equity Based Plans for Non-Interested Persons, Directors and Trustees of Lord Abbett Funds is incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A filed on April 19, 2001.

                 (g)  CUSTODIAN AGREEMENT WITH ALL AMENDMENTS. TO BE FILED.

                 (h)  OTHER MATERIAL CONTRACTS
                            (a)  Transfer Agency Agreement. To be filed.
                            (b) Administrative Services Agreement. Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 28, 2003.

                 (i)  LEGAL OPINION. Not Applicable.

                 (j)  OTHER OPINION. Not Applicable.

                 (k)  OMITTED FINANCIAL STATEMENTS. Not Applicable.

                 (l)  INITIAL CAPITAL AGREEMENTS. Not applicable.

                 (m)  RULE 12b-1 PLANS.
                      (i)   CLASS A PLAN.*
                      (ii)  CLASS B PLAN. *
                      (iii) CLASS C PLAN. *
                      (iv)  CLASS P PLAN. *
                            *Incorporated by reference to Post-Effective
                            Amendment No. 55 to the Registration Statement on Form N-1A filed on April 28, 2004.

                 (n)  RULE 18f-3 PLAN. To be filed.

                 (o)  RESERVED.

                 (p)  CODE OF ETHICS. To be filed.

Item 23.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

                      None.

Item 24.      INDEMNIFICATION

              The Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers.

              The general effect of this statute is to protect officers, directors, and employees of the Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statute provides for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director, or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-Laws of the Registrant, without limiting the authority of the Registrant to indemnify any of its officers, employees, or agents to the extent consistent with applicable law, makes the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of the Maryland Code and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

              In referring in its By-Laws to, and making indemnification of directors subject to the conditions and limitations of, both
              Section 2-418 of the Maryland Code and Section 17(h) of the Investment Company Act of 1940, the Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or
              Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to the Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by
              (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the Investment Company Act of 1940) of the Registrant nor parties to the proceeding, or
              (b) an independent legal counsel in a written opinion. Also, the Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non- interested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

              Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

              In addition, the Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 25.

(a)      Adviser - Lord, Abbett & Co. LLC

Lord, Abbett & Co. LLC is the investment adviser of the Registrant and provides investment management services to the Lord Abbett Family of Funds and to various pension plans, institutions and individuals. Lord Abbett Distributor LLC, a limited liability company, serves as its distributor and principal underwriter.

(b)      Partners

The following are partners of Lord, Abbett & Co. LLC. Tracie E. Ahern, Joan A. Binstock, Michael Brooks, Zane E. Brown, Patrick Browne, Daniel E. Carper, John
J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Robert Dow, Milton Ezrati, Kevin
P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Paul A. Hilstad, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Ellen
G. Itskovitz, Larry H. Kaplan, Jerald Lanzotti, Richard Larsen, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert G. Morris, Robert J. Noelke, A. Edward Oberhaus III, F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Radziemski, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Diane Tornejal, Christopher J. Towle, Edward von der Linde and Marion Zapolin.

The principal business address of each of these persons is c/o the Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302-3973.

None of the partners is or has been engaged in any other business, profession, vocation or employment of a substantial nature within the last two fiscal years for his/her own account or in the capacity of director, officer employee, partner or trustee.

Item 26.      PRINCIPAL UNDERWRITER
                 Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following registered open-end investment companies sponsored by Lord, Abbbett & Co. LLC:

              (a)     Lord Abbett Affiliated Fund, Inc.
                      Lord Abbett Blend Trust
                      Lord Abbett Developing Growth Fund, Inc.
                      Lord Abbett Global Fund, Inc.
                      Lord Abbett Investment Trust
                      Lord Abbett Large-Cap Growth Fund
                      Lord Abbett Mid-Cap Value Fund, Inc.
                      Lord Abbett Research Fund, Inc.
                      Lord Abbett Securities Trust
                      Lord Abbett Series Fund, Inc.
                      Lord Abbett Municipal Income Fund, Inc.
                      Lord Abbett Municipal Income Trust
                      Lord Abbett U.S. Government & Government Sponsored
                       Enterprises Money Market Fund, Inc.

              (b) Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. LLC. The partners of Lord, Abbett & Co. LLC who are also officers of the Registrant are:

              NAME AND PRINCIPAL        POSITIONS AND OFFICES               POSITIONS AND OFFICES
              BUSINESS ADDRESS*         WITH LORD ABBETT DISTRIBUTOR LLC    WITH THE REGISTRANT
              ------------------        ---------------------------------   -------------------
              Robert S. Dow             Chief Executive Officer             Chairman and President
              Paul A. Hilstad           General Counsel                     Vice President & Secretary
              Lawrence H. Kaplan        Assistant General Counsel           Vice President & Assistant Secretary
              Marion Zapolin            Chief Financial Officer             Not applicable

              *Each Partner has a principal business address:
              90 Hudson Street, Jersey City, New Jersey  07302-3973

              (c)     Not applicable

Item 27.              LOCATION OF ACCOUNTS AND RECORDS

                      The Registrant maintains the records required by Rules 31a
                      - 1(a) and (b) and 31a - 2(a) at its main office.

                      Lord, Abbett & Co. LLC maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

                      Certain records such as canceled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 28.              MANAGEMENT SERVICES

                      None

Item 29.              UNDERTAKINGS

                      The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                      The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by
                      Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and State of New Jersey as of the 25th day of February, 2005.

                                 LORD ABBETT BOND-DEBENTURE FUND, INC.

                                       BY:  /s/ Christina T. Simmons
                                            ------------------------
                                            Christina T. Simmons
                                            Vice President & Assistant Secretary


                                       BY:  /s/ Joan A. Binstock
                                            ---------------------
                                            Joan A. Binstock
                                            Chief Financial Officer and
                                             Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and as of the dates indicated.

SIGNATURES                                TITLE                     DATE
----------                                -----                     ----
                                  Chairman, President
/s/Robert S. Dow*                  and Director               February 25, 2005
------------------                ------------------          -----------------
Robert S. Dow

/s/E. Thayer Bigelow*              Director                   February 25, 2005
----------------------------      ------------------          -----------------
E. Thayer Bigelow

/s/William H. T. Bush*             Director                   February 25, 2005
----------------------------      ------------------          -----------------
William H. T. Bush

/s/Robert B. Calhoun, Jr.*         Director                   February 25, 2005
----------------------------      ------------------          -----------------
Robert B. Calhoun, Jr.

/s/Julie A. Hill*                  Director                   February 25, 2005
----------------------------      ------------------          -----------------
Julie A. Hill

/s/Franklin W. Hobbs*              Director                   February 25, 2005
----------------------------      ------------------          -----------------
Franklin W. Hobbs

/s/C. Alan Macdonald*              Director                   February 25, 2005
----------------------------      ------------------          -----------------
C. Alan MacDonald

/s/Thomas J. Neff*                 Director                   February 25, 2005
----------------------------      ------------------          -----------------
Thomas J. Neff

*BY:  /s/ Christina T. Simmons
      -------------------------
      Christina T. Simmons
      Attorney-in-Fact*

                                POWER OF ATTORNEY

     Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Paul A. Hilstad, Lawrence H. Kaplan and Christina T. Simmons, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                         TITLE                      DATE
----------                         -----                      ----
/s/ ROBERT S. DOW                  Chairman, President
-----------------                  and Director/Trustee       March 11, 2004
Robert S. Dow

/s/ E. THAYER BIGELOW              Director/Trustee           March 11, 2004
---------------------
E. Thayer Bigelow

/s/ WILLIAM H. T. BUSH             Director/Trustee           March 11, 2004
----------------------
William H. T. Bush

/s/ ROBERT B. CALHOUN, JR.         Director/Trustee           March 11, 2004
--------------------------
Robert B. Calhoun, Jr.

/s/ JULIE A. HILL                  Director/Trustee           March 11, 2004
-----------------
Julie A. Hill

/s/ FRANKLIN W. HOBBS              Director/Trustee           March 11, 2004
---------------------
Franklin W. Hobbs

/s/ C. ALAN MACDONALD              Director/Trustee           March 11, 2004
---------------------
C. Alan MacDonald

/s/ THOMAS J. NEFF                 Director/Trustee           March 11, 2004
------------------
Thomas J. Neff

                                    EXHIBIT A

                        Lord Abbett Affiliated Fund, Inc.

                             Lord Abbett Blend Trust

                      Lord Abbett Bond-Debenture Fund, Inc.

                    Lord Abbett Developing Growth Fund, Inc.

                          Lord Abbett Global Fund, Inc.

                          Lord Abbett Investment Trust

                        Lord Abbett Large-Cap Growth Fund

                      Lord Abbett Mid-Cap Value Fund, Inc.

                         Lord Abbett Research Fund, Inc.

                          Lord Abbett Securities Trust

                          Lord Abbett Series Fund, Inc.

                     Lord Abbett Tax-Free Income Fund, Inc.

                        Lord Abbett Tax-Free Income Trust

   Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market
                                   Fund, Inc.